EXHIBIT 99

                   [LOGO] C-BASS (SM)
                          CREDIT-BASED ASSET SERVICING
                          AND SECURITIZATION LLC

                    Banc of America Securities [LOGO]

--------------------------------------------------------------------------------



RMBS New Issue Term Sheet

$235,984,000 Certificates (approximate)


C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2003-CB2
Classes AF-1, AF-2, AF-3, AV-1, AV-2, M-1, M-2, B-1, B-2 & A-IO

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer



April 23, 2003



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------

                               C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Certificates (1)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Expected          Final
                                                                             Principal        Scheduled
                      Expected                                  Expected       Window       Distribution       Expected Ratings
              Loan   Approximate  Class   Interest Principal   WAL (yrs)       (mos)            Date        ------- -------- ------
    Class     Group    Size(2)    Type      Type     Type      (Call/Mat)    (Call/Mat)     (Call/Mat)(6)    S&P    Moody's  Fitch
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
 AF-1(4)(5)    I     60,300,000   Sen     Floating    Seq     0.90 / 0.90   1-24 / 1-24    Apr-05 / Apr-05   AAA      Aaa     AAA
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
 AF-2(4)(5)    I     31,600,000   Sen      Fixed      Seq     3.01 / 3.01  24-60 / 24-60   Apr-08 / Apr-08   AAA      Aaa     AAA
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
 AF-3(4)(5)    I     23,173,000   Sen      Fixed      Seq     6.72 / 8.45  60-88 / 60-197  Aug-10 / Sep-19   AAA      Aaa     AAA
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
 AV-1(4)(5)    II    66,700,000   Sen     Floating    Seq     1.26 / 1.26   1-36 / 1-36    Apr-06 / Apr-06   AAA      Aaa     AAA
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
 AV-2(4)(5)    II    14,069,000   Sen     Floating    Seq     5.41 / 5.53  36-88 / 36-110  Aug-10 / Jun-12   AAA      Aaa     AAA
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
  A-IO(3)      I      Notional     IO      Fixed   Notional        -                                         AAA      Aaa     AAA
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
 M-1(4)(5)    I&II   15,205,000   Mez      Fixed      Seq     4.98 / 5.50  41-88 / 41-163  Aug-10 / Nov-16    AA      Aa2     AA
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
                                                                                              Aug-10 /
 M-2(4)(5)    I&II   12,286,000   Mez      Fixed      Seq     4.91 / 5.38  39-88 / 39-149      Sep-15         A       A2       A
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
 B-1(4)(5)    I&II    8,393,000   Sub      Fixed      Seq     4.88 / 5.25  38-88 / 38-132  Aug-10 / Apr-14   BBB     Baa2     BBB
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------
B-2(4)(5)(7)  I&II    4,258,000   Sub     Floating    Seq     4.86 / 5.07  37-88 / 37-112  Aug-10 / Aug-12   BBB-    Baa3    BBB-
------------- ------ ----------- ------- --------- ---------- ------------ --------------- ---------------- ------- -------- ------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AF-1, Class AV-1, Class AV-2 and Class B-2 Certificates will settle flat. The Class AF-2, Class AF-3 and Class A-IO Certificates, the Mezzanine Certificates and the Class B-1 Certificates will settle with accrued interest, beginning on April 1, 2003.

(2) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(3) The Class A-IO Certificates are an 18 month interest only class and will receive interest at a fixed rate of 3.50%.

(4) For the Senior Certificates, the pass-through rates on the Class AF-2 and Class AF-3 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date and the certificate margins on the Class AF-1, Class AV-1 and Class AV-2 Certificates will equal 2 times their respective original applicable margins on the first Distribution Date after the Optional Termination Date. Likewise, for the Mezzanine and Subordinate Certificates, the pass-through rates for the Class M-1, Class M-2 and Class B-1 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date. The certificate margin on the Class B-2 Certificates will equal 1.5 times its original certificate margin on the first Distribution Date after the Optional Termination Date.

(5) The Offered Certificates (other than the Class A-IO Certificates) will be subject to the applicable Rate Cap as described herein.

(6) The Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(7) The Class B-2 Certificates will be offered pursuant to the prospectus, however they will be excluded from this term sheet.

--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
Loan Group I           The Pricing Speed for the fixed rate Mortgage Loans is
                       24% CPR.

Loan Group II          The Pricing Speed for the adjustable rate Mortgage Loans
                       is 30% CPR.
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Class A-IO Notional Schedule
--------------------------------------------------------------------------------
The notional amount of the Class A-IO Certificates will equal the lesser of (i) the aggregate principal balance of the Group I Mortgage Loans before the application of any principal payments for related due date and (ii) the amount as stated in the schedule below. The pass-through rate will be equal to 3.50% per annum.

Distribution Date  A-IO Notional Amount  Distribution Date  A-IO Notional Amount
-----------------  --------------------  -----------------  --------------------
    5/25/03            $92,000,000           2/25/04            $58,000,000
    6/25/03            $87,000,000           3/25/04            $55,000,000
    7/25/03            $83,000,000           4/25/04            $52,000,000
    8/25/03            $79,000,000           5/25/04            $50,000,000
    9/25/03            $75,000,000           6/25/04            $47,000,000
   10/25/03            $71,000,000           7/25/04            $45,000,000
   11/25/03            $68,000,000           8/25/04            $43,000,000
   12/25/03            $64,000,000           9/25/04            $41,000,000
    1/25/04            $61,000,000          10/25/04            $39,000,000
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Summary of Important Dates
--------------------------------------------------------------------------------
Deal Information                             Collateral Information
Expected Pricing        04/25/2003           Cut-off Date            04/01/2003
Expected Settlement     04/30/2003           Next Payment            05/01/2003
First Distribution      05/27/2003
Expected Stepdown       05/25/2006

Bond Information
                                                        Expected
                                                    Final Scheduled
                   Initial                            Distribution      REMIC
                   Accrual                  Delay    Date (Call/Mat)   Maturity
Class  Dated Date   Days    Accrual Method   Days      (Call/Mat)*      Date **

AF-1    4/30/03       0         Act/360       0     Apr-05 / Apr-05   4/25/2033
AF-2    4/30/03      29          30/360       24    Apr-08 / Apr-08   4/25/2033
AF-3    4/30/03      29          30/360       24    Aug-10 / Sep-19   4/25/2033
AV-1    4/30/03       0         Act/360       0     Apr-06 / Apr-06   4/25/2033
AV-2    4/30/03       0         Act/360       0     Aug-10 / Jun-12   4/25/2033
A-IO    4/30/03      29          30/360       24                      4/25/2033
 M-1    4/30/03      29          30/360       24    Aug-10 / Nov-16   4/25/2033
 M-2    4/30/03      29          30/360       24    Aug-10 / Sep-15   4/25/2033
 B-1    4/30/03      29          30/360       24    Aug-10 / Apr-14   4/25/2033
 B-2    4/30/03       0         Act/360       0     Aug-10 / Aug-12   4/25/2033
--------------------------------------------------------------------------------

* The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Banc of America Securities LLC
Mortgage Trading/Syndicate                  Tel:  (704) 388-1597
--------------------------                  Fax:  (704) 335-5904

Chris Hentemann                             chris.c.hentemann@bankofamerica.com
Rob Karr                                    robert.h.karr@bankofamerica.com
Pat Beranek                                 patrick.beranek@bankofamerica.com
Jeff Willoughby                             jeff.t.willoughby@bankofamerica.com

Global ABS Group                            Fax:  (704) 388-9668
----------------
Daniel Goodwin           (704) 388-1153     daniel.b.goodwin@bankofamerica.com
Scott Shultz             (704) 387-6040     scott.m.shultz@bankofamerica.com
Casey Neilson            (704) 388-4788     casey.neilson@bankofamerica.com
Vikas Garg               (704) 388-3681     vikas.garg@bankofamerica.com
Niki Hogue               (704) 387-1853     nikole.hogue@bankofamerica.com
Jorge Panduro            (704) 386-0902     jorge.a.panduro@bankofamerica.com

Rating Agencies
George Arau - Moodys     (212) 553-1426     george.arau @moodys.com
Grant Bailey - Fitch     (212) 908-0840     grant.bailey@fitchratings.com
Scott Mason - S&P        (212) 438-2539     scott_mason@sandp.com
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:                C-BASS Mortgage Loan Asset-Backed
                                    Certificates, Series 2003-CB2

Offered Certificates:               The Class AF-1, Class AF-2, Class AF-3 and
                                    Class A-IO Certificates (the "Group I Senior
                                    Certificates"), the Class AV-1 and Class
                                    AV-2 Certificates (the "Group II Senior
                                    Certificates"), the Class M-1 and Class M-2
                                    Certificates (the "Mezzanine Certificates") and the Class B-1 and Class B-2 Certificates
                                    (the "Subordinate Certificates" and
                                    collectively with the Group I Senior
                                    Certificates, the Group II Senior
                                    Certificates and the Mezzanine Certificates, the "Offered Certificates.")

Senior Certificates:                The Group I Senior Certificates and the
                                    Group II Senior Certificates (collectively, the "Senior Certificates") are referred to herein as the Class A Certificates.

Mezzanine Certificates:             The Class M-1 and Class M-2 Certificates

Subordinate Certificates:           The Class B-1 and Class B-2 Certificates

Fixed Rate Certificates:            The Class AF-2, Class AF-3 Certificates and
                                    Class A-IO Certificates (the "Senior Fixed
                                    Rate Certificates"), the Class M-1 and Class
                                    M-2 Certificates (the "Mezzanine Fixed Rate
                                    Certificates"), and the Class B-1
                                    Certificates (the "Subordinate Fixed Rate
                                    Certificates" and collectively with the
                                    Senior Fixed Rate Certificates and the
                                    Mezzanine Fixed Rate Certificates, the
                                    "Fixed Rate Certificates.")

Floating Rate Certificates          The Class AF-1, Class AV-1 and Class AV-2
                                    Certificates (the "Senior Floating Rate
                                    Certificates"), and the Class B-2
                                    Certificates (the "Subordinate Floating Rate
                                    Certificates" and collectively with the
                                    Senior Floating Rate Certificates, the
                                    "Floating Rate Certificates.")

Servicer:                           Litton Loan Servicing LP, a subsidiary of
                                    the Seller.

Seller:                             Credit-Based Asset Servicing and
                                    Securitization LLC ("C-BASS")

Depositor:                          Asset Backed Funding Corporation

Trustee:                            JPMorgan Chase Bank
Custodian:                          The Bank of New York

Rating Agencies:                    Standard & Poor's ("S&P"), Moody's Investors
                                    Service ("Moody's") and Fitch Ratings
                                    ("Fitch")

Lead Underwriter:                   Banc of America Securities LLC

Co-Managers:                        Residential Funding Securities Corporation

Settlement Date:                    On or about April [30], 2003.

Distribution Dates:                 25th of each month, or if such day is not a
                                    business day, the next succeeding business day, beginning on May 27, 2003.

Cut-off Date:                       The close of business on April 1, 2003.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Payment Delay:                      With respect to the Class AF-1, Class AV-1,
                                    Class AV-2 and the Class B-2 Certificates, 0 days. With respect to the Class AF-2, Class
                                    AF-3, Class A-IO, Class M-1, Class M-2 and
                                    Class B-1 Certificates, 24 days.

Day Count:                          With respect to the Class AF-1, Class AV-1,
                                    Class AV-2 and the Class B-2 Certificates,
                                    Actual/360. With respect to the Class AF-2,
                                    Class AF-3, Class M-1, Class M-2, Class B-1
                                    and the Class A-IO Certificates, 30/360
                                    days.

Servicing Fee:                      0.50% per annum.

Trustee Fee:                        0.0125% per annum.

Optional Clean-Up Call Date:        Any Distribution Date on which the aggregate
                                    principal balance of the Mortgage Loans
                                    declines to 10% or less of the aggregate
                                    Cut-off Date principal balance of the
                                    Mortgage Loans.

Denomination:                       $25,000 and multiples of $1 in excess
                                    thereof.

ERISA Eligibility:                  The Senior Certificates may be ERISA
                                    eligible.

SMMEA Eligibility:                  The Offered Certificates will not be SMMEA
                                    eligible.

Tax Status:                         The Offered Certificates will be designated
                                    as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer Advances:          Actuarial Loans
                                    ---------------
                                    The Servicer is required to advance at least one business day prior to each Distribution
                                    Date scheduled principal and interest
                                    payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until such loan becomes
                                    REO (in which case the Servicer will advance interest only) or until it deems such advance to be non-recoverable. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors'
                                    Civil Relief Act of 1940, as amended (the
                                    "Relief Act").

                                    Simple Interest Loans
                                    ---------------------
                                    The Servicer is not required to advance
                                    principal or interest with respect to any
                                    Simple Interest Mortgage Loan.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Mortgage Loans:                     The Mortgage Loans consist of fixed and
                                    adjustable rate, FHA/VA insured and
                                    conventional closed-end Mortgage Loans,
                                    secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of April 1, 2003. The
                                    Mortgage Pool consists of Performing
                                    Mortgage Loans and Sub-Performing Mortgage
                                    Loans. Please see "Collateral Description" for additional information. The Mortgage
                                    Pool will be divided into two groups:

                                    o   Group I Mortgage Loans will consist of
                                        approximately 1,495 conforming and
                                        non-conforming fixed rate Mortgage Loans with an aggregate principal balance of approximately $142,948,370.

                                    o   Group II Mortgage Loans will consist of
                                        approximately 687 conforming and
                                        non-conforming adjustable rate Mortgage
                                        Loans with an aggregate principal
                                        balance of approximately $100,333,964.

Realized Losses:                    Losses resulting from the liquidation of
                                    defaulted mortgage loans will first reduce the level of overcollateralization and excess interest, if any, for the offered certificates (other than the Class A-IO
                                    Certificates). If there is no
                                    overcollateralization or excess interest, such losses will be allocated to the offered certificates (excluding the Class A-IO
                                    Certificates) in reverse order of seniority:
                                    to the Class B-2, Class B-1, Class M-2 and then Class M-1. Realized Losses will not be allocated to the Senior Certificates

Special Hazard Losses:              Special Hazard Losses are generally Realized
                                    Losses that result from direct physical
                                    damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Moans as of the Statistical Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding classes (other than the Class A
                                    Certificates), pro rata, based on their
                                    respective Certificate Principal Balances.

Prepayment Interest Shortfall:      For any Distribution Date, an amount equal
                                    to the interest at the mortgage interest
                                    rate for such Mortgage Loan (the "Mortgage
                                    Interest Rate") (net of the related
                                    Servicing Fee) on the amount of such
                                    principal prepayment for the number of days
                                    commencing on the date on which the
                                    principal prepayment is applied and ending
                                    on the last day of the prior calendar month.
                                    The Servicer will cover Prepayment Interest
                                    Shortfalls on Mortgage Loans to the extent
                                    that this amount does not exceed one-half of
                                    its servicing fee for such Distribution
                                    Date. However, the Servicer will not cover
                                    Prepayment Interest Shortfalls on Simple
                                    Interest Loans.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:                 Credit enhancement for the structure is
                                    provided by Excess Interest,
                                    Overcollateralization,
                                    cross-collateralization and subordination.

                                    Certificate Credit Enhancement
                                    ------------------------------

                                    (1) The Class A Certificates are enhanced by
                                        Excess Interest, approximately 16.50% in subordinate certificates, and the Overcollateralization Amount.

                                    (2) The Class M-1 Certificates are enhanced
                                        by Excess Interest, approximately 10.25% in subordinate certificates, and the Overcollateralization Amount.

                                    (3) The Class M-2 Certificates are enhanced
                                        by Excess Interest, approximately 5.20%
                                        in subordinate certificates and the
                                        Overcollateralization Amount.

                                    (4) The Class B-1 Certificates are enhanced
                                        by Excess Interest, approximately 1.75%
                                        in subordinate certificates and the
                                        Overcollateralization Amount

                                    (5) The Class B-2 Certificates are enhanced
                                        by Excess Interest and the
                                        Overcollateralization Amount.

Expected Target                     Prior to the Stepdown Date, 3.00% of the
Overcollateralization Amount:       aggregate initial principal balance of the
                                    Mortgage Loans. On and after the Stepdown
                                    Date the lesser of (i) 3.00% of the
                                    aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (A)
                                    6.00% of the aggregate current principal balance of the Mortgage Loans and (B) 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization Floor:        For any Distribution Date, the
                                    Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balances of the Mortgage Loans.

Overcollateralization Amount:       On any Distribution Date, the excess, if
                                    any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate Certificate Principal Balance of all classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

Overcollateralization Release       On any Distribution Date, on or after the
Amount:                             Stepdown Date on which a Trigger Event is
                                    not in effect, the lesser of (x) the
                                    Principal Remittance Amount for such
                                    Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution
                                    Date, over (ii) the Target
                                    Overcollateralization Amount for such
                                    Distribution Date. With respect to any
                                    Distribution Date on which a Trigger Event is in effect, the Overcollateralization
                                    Release Amount will be zero.

Senior Enhancement Percentage:      On any Distribution Date, is the percentage
                                    obtained by dividing (x) the sum of (i) the
                                    aggregate certificate principal balance of
                                    the Mezzanine and Subordinate Certificates
                                    and (ii) the Overcollateralization Amount,
                                    in each case before taking into account
                                    principal distributions on such Distribution
                                    Date by (y) the balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Stepdown Date:                      The later to occur of (x) the earlier to
                                    occur of (a) the Distribution Date in May
                                    2006 and (b) the Distribution Date on which the aggregate principal balance of the Class
                                    A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [39.00%].

Expected Credit Support
Percentage:
                         Class   Initial Credit Support   After Stepdown Support
                         -----   ----------------------   ----------------------
                           A            19.50%                   39.00%
                          M-1           13.25%                   26.50%
                          M-2           8.20%                    16.40%
                          B-1           4.75%                     9.50%
                          B-2           3.00%                     6.00%

Trigger Event:                      Is in effect on a Distribution Date if any
                                    one of the following conditions exist as of the last day of the immediately preceding collection period:

                                    i.  The "Rolling Six Month 60+ Delinquency
                                        Percentage" equals or exceeds [45%] of
                                        the Senior Enhancement Percentage; or

                                    ii. The aggregate amount of realized losses
                                        incurred since the Cut-off Date through
                                        the last day of such preceding
                                        collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                     Distribution Dates      Cumulative Realized Loss Percentage
                     ------------------      -----------------------------------
                   May 2006 - April 2007                   [3.50]%
                   May 2007 - April 2008                   [5.25]%
                   May 2008 - April 2009                   [6.00]%
                  May 2009 and thereafter                  [6.75]%

60+ Day Delinquent Loan:            Each Mortgage Loan with respect to which any
                                    portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due (other than a Re-Performing 60+ Day Delinquent Loan), each
                                    Mortgage Loan in foreclosure, all REO
                                    Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date. Any Mortgage Loan which, on a three month rolling average basis has made it's scheduled principal and interest payments will not be considered to be a 60+ Day Delinquent Loan.

Re-Performing 60+ Day Delinquent    Each Mortgage Loan with respect to which,
Loan:                               as of any date of determination, (x) any
                                    portion of a monthly payment is, as of the last day of the prior Collection Period, two months of more past due and (y) with respect to which the mortgagor has made three monthly payments within the three calendar months preceding such date of determination.
                                    To the extent that, as of any date of
                                    determination, more than [25]% of the
                                    mortgage loans (measured by scheduled
                                    principal balance) are Re-Performing 60+ Day
                                    Delinquent Loans, the Re-Performing 60+ Day
                                    Delinquent Loans constituting such excess shall be deemed to be 60+ Day Delinquent
                                    Loans.

Rolling Six Month 60+ Day           With respect to any Distribution Date, the
Delinquent Percentage:              average of the percentage equivalents of the
                                    fractions determined for each of the six
                                    immediately preceding collection periods,
                                    the numerator of each of which is equal to
                                    the aggregate Principal Balance of Mortgage
                                    Loans that are 60+ Day Delinquent Loans
                                    (other than Re-Performing 60+ Day Delinquent
                                    Loans) as of the end of the day immediately
                                    preceding the end of each such collection
                                    period, and the denominator of which is the
                                    aggregate Mortgage Loan balance as of the
                                    end of the related collection period.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:                  On each Distribution Date prior to and
                                    including the Optional Clean-up Call Date, the Pass-Through Rate for the Offered
                                    Certificates, except for the Class A-IO
                                    Certificates is as follows:

                                    The Pass-Through Rate for Fixed Rate
                                    Certificates for any Distribution Date will be the lesser of (x) the certificate coupon for such Distribution Date and (y) the applicable rate cap for such Distribution Date.

                                    The Pass-Through Rate for the Floating Rate
                                    Certificates for any Distribution Date will be the lesser of:

                                    (i)  the sum of (a) one-month LIBOR as
                                         determined for the related period and
                                         (b) the related certificate margin for
                                         the applicable class, and

                                    (ii) the applicable rate cap for such
                                         Distribution Date.

                                    On each Distribution Date after the Optional
                                    Clean-Up Call Date, the certificate margins for the Senior Floating Rate Certificates will be equal to 2 times their respective initial margins and for the Subordinate Floating Rate Certificates, the related certificate margin will be 1.5 times their respective initial margin.

                                    On each Distribution Date after the Optional
                                    Clean-Up Call Date, the coupon on the Fixed
                                    Rate Certificates will increase by 0.50% per annum.

                                    The Pass-Through Rate for the Class A-IO
                                    Certificates will be 3.50% for the first 18 months and zero thereafter.

Interest Accrual:                   Interest will accrue on the Offered
                                    Certificates at the applicable Pass-Through
                                    Rate.

                                    o    The first accrual period for the Class
                                         AF-2, Class AF-3, Class M-1, Class M-2,
                                         Class B-1 and the Class A-IO
                                         Certificates, will begin on April 1,
                                         2003 and end on April 30, 2003.
                                         Interest will accrue on the Class AF-2,
                                         Class AF-3, Class M-1, Class M-2, Class
                                         B-1 and the Class A-IO Certificates
                                         from and including the first day of
                                         each month up to and including the last
                                         day of such month preceding the current
                                         Distribution Date, on a 30/360 basis.

                                    o    Interest on the Class AF-1, Class AV-1,
                                         Class AV-2 and the Class B-2
                                         Certificates, will accrue initially
                                         from the Settlement Date to (but
                                         excluding) the first Distribution Date,
                                         and thereafter, from the prior
                                         Distribution Date to (but excluding)
                                         the current Distribution Date on an
                                         Actual/360 basis.

Group I Rate Cap:                   The Group I Rate Cap for any Distribution
                                    Date will be a per annum rate equal to the
                                    weighted average of the Group I Mortgage
                                    Interest Rates (net of the Servicing Fees,
                                    Trustee Fees and the Group I Class A-IO
                                    Certificate interest), weighted on the basis
                                    of the Group I Mortgage Loan balances as of
                                    the first day of the related collection
                                    period.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Group II Rate Cap:                  The Group II Rate Cap for any Distribution
                                    Date will be a per annum rate equal to the weighted average of the Group II Mortgage
                                    Interest Rates (net of the Servicing Fees and Trustee Fees), weighted on the basis of the Group II Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed
                                    360-day year and the actual number of days elapsed during the related accrual period.

AF-1 Rate Cap:                      The Pass-Through Rate of the Class AF-1
                                    Certificates may be subject to a cap equal to the product of (x) the Group I Rate Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

Subordinate Rate Cap:               The Subordinate Rate Cap shall equal the
                                    average of the mortgage pool interest rates
                                    (net of the Servicing Fees, Trustee Fees and the Class A-IO interest distribution), weighted on the basis of the Mortgage Loan balances as of the first day of the related collection period and with respect to the Class B-2 Certificates adjusted for actual number of days elapsed during the related interest accrual period.

Interest Carry Forward Amount:      As of any Distribution Date, the sum of: (x)
                                    the excess, if any, of the accrued
                                    certificate interest and any Interest Carry
                                    Forward Amount for the prior Distribution
                                    Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date; and (y) interest on such excess at the applicable Pass-Through
                                    Rate on the basis of the related Accrual
                                    Method.

Excess Interest Amount:             Excess Interest to the extent it is not used
                                    for other required purposes, including to
                                    cover interest or principal shortfalls on
                                    the Offered Certificates, will be available
                                    to make payments of the related Carryover
                                    Amount to the related Offered Certificates
                                    in an amount equal to any reductions in the
                                    amount of interest payable to such holders
                                    caused by application of the related Group
                                    Rate Cap.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -         Distributions of interest to the Offered
Interest:                           Certificates will be made from the interest
                                    available amount from the related groups of Mortgage Loans as follows:

                                    (A)  From the interest available amount
                                         related to the Group I Mortgage Loans:

                                         (i)   to the Trustee, the related group
                                               Trustee Fee;

                                         (ii)  to the Class A-IO, Class AF-1,
                                               Class AF-2, and Class AF-3
                                               Certificates, pro-rata, the
                                               applicable accrued certificate
                                               interest for such Distribution
                                               Date;

                                         (iii) to the Class A-IO, Class AF-1,
                                               Class AF-2, and Class AF-3
                                               Certificates, pro-rata, the
                                               applicable Interest Carryfoward
                                               Amount for such Distribution
                                               Date;

                                         (iv)  to the Class AV-1 and the Class
                                               AV-2 Certificates, pro-rata, the
                                               applicable accrued certificate
                                               interest and Interest
                                               Carryforward Amounts for such
                                               Distribution Date to the extent
                                               not covered by clause B (ii) and
                                               B (iii) below;

                                    (B)  From the interest available amount
                                         related to the Group II Mortgage Loans:

                                         (i)   to the Trustee, the related group
                                               Trustee Fee;

                                         (ii)  to the Class AV-1 and the Class
                                               AV-2 Certificates, pro-rata, the
                                               applicable accrued certificate
                                               interest for such Distribution
                                               Date;

                                         (iii) to the Class AV-1 and the Class
                                               AV-2 Certificates, pro-rata, the
                                               applicable Interest Carryfoward
                                               Amount for such Distribution
                                               Date;

                                         (iv)  to the Class A-IO, Class AF-1,
                                               Class AF-2 and Class AF-3
                                               Certificates, pro-rata, the
                                               applicable accrued certificate
                                               interest and Interest
                                               Carryforward Amounts for such
                                               Distribution Date to the extent
                                               not covered by clause A (ii) and
                                               A (iii) above;

                                    (C)  From the interest available amount
                                         remaining after application of clause A
                                         and B above:

                                         (i)   to the Class M-1 Certificates,
                                               the accrued certificate interest
                                               thereon for such Distribution
                                               Date;

                                         (ii)  to the Class M-2 Certificates,
                                               the accrued certificate interest
                                               thereon for such Distribution
                                               Date;

                                         (iii) to the Class B-1 Certificates,
                                               the accrued certificate interest
                                               thereon for such Distribution
                                               Date;

                                         (iv)  to the Class B-2 Certificates,
                                               the accrued certificate interest
                                               thereon for such Distribution
                                               Date;

                                         (v)   the amount, if any, remaining
                                               will be distributed as the
                                               Monthly Excess Cashflow.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance Amount:        With respect to any Distribution Date, to
                                    the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of
                                    (i) each payment of principal on a Mortgage
                                    Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any
                                    Advances with respect thereto, (ii) all full and partial principal prepayments received by the servicer during the related
                                    Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment
                                    Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received on or prior to the previous Determination Date and not yet distributed, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution Amount:      The sum of (i) the Principal Remittance
                                    Amount, less the Overcollateralization
                                    Release Amount, if any, and (ii) the lesser of (a) the monthly excess interest amount for such Distribution Date and (b) the amount, if any, by which the Target
                                    Overcollateralization Amount exceeds the
                                    Overcollateralization Amount for such
                                    Distribution Date.

Senior Principal Distribution       As of any Distribution Date prior to the
Amount:                             Stepdown Date and on any Distribution Date
                                    thereafter on which the Trigger Event is in effect, the related Senior Principal
                                    Distribution Amount for the group will equal
                                    100% of the Principal Distribution Amount.

                                    As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding principal balance of the Senior Certificates (other than the Class A-IO Certificates) immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 61.00% and (ii) the Mortgage Loan Balance as of the last day of the related Collection Period and (B) the excess of the Mortgage Loan Balance as of the last day of the related Collection Period minus the OC Floor.

Group I Principal Allocation        With respect to any Distribution Date, the
Percentage:                         percentage equivalent of a fraction, the
                                    numerator of which is (x) the Group I
                                    Principal Remittance Amount for such
                                    Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date or if the Class
                                    AV-1 and Class AV-2 Certificates are
                                    retired, 100%.

Group I Principal  Distribution     With respect to any Distribution Date,
Amount:                             the Group I Principal Allocation Percentage
                                    times the Senior Principal Distribution
                                    Amount.

Group II Principal Allocation       With respect to any Distribution Date, the
Percentage:                         percentage equivalent of a fraction, the
                                    numerator of which is (x) the Group II
                                    Principal Remittance Amount for such
                                    Distribution Date, and the denominator of
                                    which is (y) the Principal Remittance Amount
                                    for such Distribution Date or if the Class
                                    AF-1, Class AF-2 and Class AF-3 Certificates
                                    are retired, 100%.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Group II  Principal  Distribution   With respect to any Distribution Date, the
Amount:                             Group II Principal Allocation Percentage
                                    times the Senior Principal Distribution
                                    Amount.

Class M-1 Principal Distribution    With respect to any Distribution Date,
Amount:                             (i) prior to the Stepdown Date and on any
                                    Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates (other than the Class A-IO Certificates) remain outstanding;
                                    100% of the Principal Distribution Amount if the Senior Certificates (other than the Class A-IO Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates (other than the Class A-IO Certificates) after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1
                                    Certificates immediately prior to such
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately 73.50% of the outstanding
                                    Mortgage Loan balances on the last day of the related Collection Period and (b) the outstanding Mortgage Loan balances on the last day of the related Collection Period minus the OC Floor.

Class M-2 Principal Distribution    With respect to any Distribution Date,
Amount:                             (i) prior to the Stepdown Date and on any
                                    Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates (other than the Class A-IO Certificates) and Class M-1
                                    Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                                    Certificates and Class M-1 Certificates
                                    (other than the Class A-IO Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates (other than the Class A-IO Certificates) and Class M-1
                                    Certificates after distribution of the
                                    Senior Certificates and Class M-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-2
                                    Certificates over (ii) the lesser of (a) approximately 83.60% of the outstanding
                                    Mortgage Loans balances on the last day of the related Collection Period and (b) the outstanding Mortgage Loan balances on the last day of the related Collection Period minus the OC Floor.

Class B-1 Principal Distribution    With respect to any Distribution Date,
Amount:                             (i) prior to the Stepdown Date and on any
                                    Distribution Date thereafter on which the Trigger Event is in effect group, zero if any of the Senior Certificates (other than the Class A-IO Certificates), Class M-1 and
                                    Class M-2 Certificates remain outstanding;
                                    100% of the Principal Distribution Amount if the Senior Certificates other than the Class
                                    A-IO Certificates), Class M-1 and Class M-2
                                    Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Senior, Class M-1 and Class
                                    M-2 Certificates (other than the Class A-IO
                                    Certificates) after distribution of the
                                    Senior Certificates, Class M-1 and Class M-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding balance of the Class B-1 Certificates over (ii) the lesser of (a) approximately 90.50% of the outstanding Mortgage Loan balances on the last day of the related Collection Period and (b) the outstanding Mortgage Loan balances on the last day of the related
                                    Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-2 Principal Distribution    With respect to any Distribution Date,
Amount:                             (i) prior to the Stepdown Date and on any
                                    Distribution Date thereafter on which the
                                    Trigger Event is in effect, zero if any of
                                    the Senior Certificates (other than the
                                    Class A-IO Certificates), Class M-1, Class
                                    M-2 and Class B-1 Certificates remain
                                    outstanding; 100% of the Principal
                                    Distribution Amount if the Senior, Class
                                    M-1, Class M-2 and Class B-1 Certificates
                                    (other than the Class A-IO Certificates)
                                    have been reduced to zero; (ii) following
                                    the Stepdown Date and to the extent the
                                    Trigger Event is not in effect for such
                                    group, the excess of (i) the sum of (a) the
                                    aggregate outstanding principal balance of
                                    the Senior, Class M-1, Class M-2 and Class
                                    B-1 Certificates (other than the Class A-IO
                                    Certificates) after distribution of the
                                    Senior Certificates, Class M-1, Class M-2
                                    and Class B-1 Principal Distribution
                                    Amounts, respectively, on the related
                                    Distribution Date and (b) the outstanding
                                    balance of the Class B-2 Certificates over
                                    (ii) the lesser of (a) approximately 94.00%
                                    of the outstanding Mortgage Loan balances on
                                    the last day of the related Collection
                                    Period and (b) the outstanding Mortgage Loan
                                    balances on the last day of the related
                                    Collection Period minus the OC Floor.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -         With respect to each Distribution Date
Principal:                          (a) before the Stepdown Date or (b) on which
                                    a Trigger Event is in effect, the Principal
                                    Distribution Amount will be distributed in the following order of priority:

                                    (A)  the Senior Principal Distribution
                                         Amount will be distributed in the
                                         following order of priority:

                                         first, concurrently, as follows:

                                         (i)   sequentially, to the Class AF-1,
                                               Class AF-2 and the Class AF-3
                                               Certificates, in that order, the
                                               Group I Principal Distribution
                                               Amount until the Certificates
                                               balances of such Certificates are
                                               zero;

                                         (ii)  sequentially, to the Class AV-1
                                               and Class AV-2 Certificates, in
                                               that order, the Group II
                                               Principal Distribution Amount
                                               until the Class AV-1 and Class
                                               AV-2 Certificates balances are
                                               zero;

                                         second, concurrently, as follows:

                                         (i)   sequentially, to the Class AF-1,
                                               Class AF-2 and Class AF-3
                                               Certificates, in that order, any
                                               remaining Group II Principal
                                               Distribution Amount that has not
                                               been paid pursant to priority
                                               first above until the Class AF-1,
                                               Class AF-2 and Class AF-3
                                               Certificate balances are zero;

                                         (ii)  sequentially, to the Class AV-1
                                               and Class AV-2 Certificates, in
                                               that order, any remaining Group I
                                               Principal Distribution Amount
                                               that has not been paid pursant to
                                               priority first above until the
                                               Class AV-1 and Class AV-2
                                               Certificates balances are zero;

                                    (B)  any Group I Principal Distribution
                                         Amount and Group II Principal
                                         Distribution Amount remaining after
                                         clause (A) above will be distributed
                                         sequentially as follows:

                                         (i)   to the Class M-1 Certificates,
                                               until the Certificate Principal
                                               Balance thereof has been reduced
                                               to zero;

                                         (ii)  to the Class M-2 Certificates,
                                               until the Certificate Principal
                                               Balance thereof has been reduced
                                               to zero; (iii) to the Class B-1
                                               Certificates, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;

                                         (iv)  to the Class B-2 Certificates,
                                               until the Certificate Principal
                                               Balance thereof has been reduced
                                               to zero;

                                         (v)   the amount, if any, remaining
                                               distributed as the Excess
                                               Cashflow.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

                                    With respect to each Distribution Date (a) on or after the Stepdown Date or (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                    (A)  the Senior Principal Distribution
                                         Amount will be distributed in the
                                         following order of priority:

                                         first, concurrently, as follows:

                                         (i)   sequentially, to the Class AF-1,
                                               Class AF-2 and the Class AF-3
                                               Certificates, in that order, the
                                               Group I Principal Distribution
                                               Amount until the Certificates
                                               balances of such Certificates are
                                               zero;

                                         (ii)  sequentially, to the Class AV-1
                                               and Class AV-2 Certificates, in
                                               that order, the Group II
                                               Principal Distribution Amount
                                               until the Class AV-1 and Class
                                               AV-2 Certificates balances are
                                               zero;

                                         second, concurrently, as follows:

                                         (i)   sequentially, to the Class AF-1,
                                               Class AF-2 and Class AF-3
                                               Certificates, in that order, any
                                               remaining Group II Principal
                                               Distribution Amount that has not
                                               been paid pursant to priority
                                               first above until the Class AF-1,
                                               Class AF-2 and Class AF-3
                                               Certificate balances are zero;

                                         (ii)  sequentially, to the Class AV-1
                                               and Class AV-2 Certificates, in
                                               that order, any remaining Group I
                                               Principal Distribution Amount
                                               that has not been paid pursant to
                                               priority first above until the
                                               Class AV-1 and Class AV-2
                                               Certificates balances are zero;

                                    (B)  the Principal Distribution Amount
                                         remaining after clause (A) above will
                                         be distributed sequentially as follows:

                                         (i)   to the Class M-1 Certificates,
                                               the Class M-1 Principal
                                               Distribution Amount until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;

                                         (ii)  to the Class M-2 Certificates,
                                               the Class M-2 Principal
                                               Distribution Amount until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;

                                         (iii) to the Class B-1 Certificates,
                                               the Class B-1 Principal
                                               Distribution Amount until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;

                                         (iv)  to the Class B-2 Certificates,
                                               the Class B-2 Principal
                                               Distribution Amount until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;

                                         (v)   The amount, if any, remaining
                                               distributed as the Excess
                                               Cashflow.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:                    On any Distribution Date, the sum of the
                                    Monthly Excess Interest Amount, the
                                    Overcollateralization Release Amount and any portion of the Principal Distribution Amount
                                    (without duplication) remaining after
                                    principal distributions on the Offered
                                    Certificates will be applied in the
                                    following order of priority:

                                    (i)     to fund any remaining applicable
                                            Accrued Certificate Interest for
                                            such Distribution Date, pro rata,
                                            among the Class A Certificates;

                                    (ii)    to fund the remaining Interest Carry
                                            Forward Amounts for the classes of
                                            Class A Certificates, if any, pro
                                            rata, among the Class A
                                            Certificates;

                                    (iii)   to fund the extra principal
                                            distribution Amount for such
                                            Distribution Date;

                                    (iv)    to fund any remaining Accrued
                                            Certificate Interest for such
                                            Distribution Date to the Class M-1
                                            Certificates;

                                    (v)     to fund the Interest Carry Forward
                                            Amount for the Class M-1
                                            Certificates, if any;

                                    (vi)    to fund the related Class M-1
                                            Realized Loss Amortization Amount
                                            for such Distribution Date;

                                    (vii)   to fund any remaining Accrued
                                            Certificate Interest for such
                                            Distribution Date to the Class M-2
                                            Certificates;

                                    (viii)  to fund the Interest Carry Forward
                                            Amount for the Class M-2
                                            Certificates, if any;

                                    (ix)    to fund the Class M-2 Realized Loss
                                            Amortization Amount for such
                                            Distribution Date;

                                    (x)     to fund any remaining Accrued
                                            Certificate Interest for such
                                            Distribution Date to the Class B-1
                                            Certificates;

                                    (xi)    to fund the Interest Carry Forward
                                            Amount for the Class B-1
                                            Certificates, if any;

                                    (xii)   to fund the Class B-1 Realized Loss
                                            Amortization Amount for such
                                            Distribution Date;

                                    (xiii)  to fund any remaining Accrued
                                            Certificate Interest for such
                                            Distribution Date to the Class B-2
                                            Certificates;

                                    (xiv)   to fund the Interest Carry Forward
                                            Amount for the Class B-2
                                            Certificates, if any;

                                    (xv)    to fund the Class B-2 Realized Loss
                                            Amortization Amount for such
                                            Distribution Date; and

                                    (xvi)   to fund distributions to the holders
                                            of the Class N, Class X and Class R
                                            Certificates in the amounts
                                            specified in the Pooling and
                                            Servicing Agreement.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


                               COLLATERAL OVERVIEW
                               -------------------

The Mortgage Loans in Fixed Rate Pool are fixed rate FHA/VA insured mortgage loans or fixed rate conventional, one- to four-family, first and second lien mortgage loans. The Mortgage Loans in the ARM Pool are adjustable rate, one- to four-family, first lien mortgage loans. The Mortgage Pool consists of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans.

Performing Mortgage Loans
-------------------------
"Performing Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent.

A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on March 1, 2003 will be reported as Delinquent as of the close of business on April 1, 2003 if the Monthly Payment is not made by such time.

Sub-Performing Mortgage Loan
----------------------------
"Sub-Performing Mortgage Loan" is a Mortgage Loan pursuant to which a payment due prior to the Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days Delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

               (i) "Forbearance Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent remaining outstanding as of the Cut-off Date.

               (ii) "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor defaulted and, after default, became the subject of a case under Title 11 of the United States Code (the "Bankruptcy Code") and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

Arrearage
---------
With respect to certain Delinquent Mortgage Loans, the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date, together with any outstanding servicing advances on such Mortgage Loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage shall not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Actuarial Loans that become a Delinquent Mortgage Loan and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans, each to the extent such advances are deemed recoverable, until such Mortgage Loans become current or REO.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


FHA Mortgage Loans
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA Mortgage Loans
-----------------
The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                             C-BASS Series 2003-CB2
             Fixed Rate Mortgage Loan Characteristics Summary Report

Summary                                                               Total        Minimum       Maximum
                                                                      -----        -------       -------
---------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                         $142,948,370.45
Number of Mortgage Loans                                              1,495
Average Outstanding Principal Balance                            $95,617.64      $1,708.33   $592,386.45
Average Original Loan Balance                                    $97,434.72      $3,250.00   $594,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio            85.34%          8.08%       119.43%
(1) Weighted Average Loan Rate                                        9.92%          5.00%        16.95%
(1) Weighted Average Original Term to Maturity (months)                 328             36           719
(1) Weighted Average Remaining Term to Stated Maturity                  318              5           360
    (months)
(1) (2) Weighted Average Credit Score                                   614            410           822
---------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.86% of the Fixed Rate Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------------
                                                                                Percent of Statistical
                                                                                   Calculation Date
                                         Range                                    Principal Balance
                                         -----                                    -----------------
         Product Type                    Fully Amortizing                                   97.46%
                                         Balloon Payment                                     2.54%

         Lien                            First                                              94.90%
                                         Second                                              5.10%

         Geographic Distribution         Florida                                            13.02%
                                         California                                         11.57%
                                         Texas                                              11.32%
                                         New York                                            8.53%
                                         Michigan                                            5.26%

         Largest Zip Code Concentration  10466                                               0.64%

         FHA/VA Loans                                                                        0.10%

         Seller Financed Loans                                                               5.79%

         Section 32 Loans                                                                    0.28%

         Loans with Borrower PMI                                                             3.15%

         Loans with Prepayment Penalties                                                    55.54%
---------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                Principal Balance

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
    Principal Balance Outstanding            Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
             $1 to   $50,000                     434          $14,116,391.76                  9.88%
---------------------------------------------------------------------------------------------------------
        $50,001 to   $100,000                    545           38,940,923.62                 27.24
---------------------------------------------------------------------------------------------------------
       $100,001 to   $150,000                    269           32,526,708.73                 22.75
---------------------------------------------------------------------------------------------------------
       $150,001 to   $200,000                    122           21,041,611.14                 14.72
---------------------------------------------------------------------------------------------------------
       $200,001 to   $250,000                     49           10,858,906.35                  7.60
---------------------------------------------------------------------------------------------------------
       $250,001 to   $300,000                     34            9,229,013.45                  6.46
---------------------------------------------------------------------------------------------------------
       $300,001 to   $350,000                     20            6,460,247.62                  4.52
---------------------------------------------------------------------------------------------------------
       $350,001 to   $400,000                      5            1,884,099.78                  1.32
---------------------------------------------------------------------------------------------------------
       $400,001 to   $450,000                      8            3,458,398.02                  2.42
---------------------------------------------------------------------------------------------------------
       $450,001 to   $500,000                      6            2,797,244.50                  1.96
---------------------------------------------------------------------------------------------------------
       $500,001 to   $550,000                      2            1,042,439.03                  0.73
---------------------------------------------------------------------------------------------------------
       $550,001 to   $600,000                      1              592,386.45                  0.41
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                   FICO Score

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
              FICO Score                     Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    Not Available (1)                              6             $200,310.89                  0.14%
---------------------------------------------------------------------------------------------------------
    401 to 420                                     1               43,405.66                  0.03
---------------------------------------------------------------------------------------------------------
    421 to 440                                     1               58,924.23                  0.04
---------------------------------------------------------------------------------------------------------
    441 to 460                                     9              851,578.19                  0.60
---------------------------------------------------------------------------------------------------------
    461 to 480                                    14              855,437.44                  0.60
---------------------------------------------------------------------------------------------------------
    481 to 500                                    34            2,829,524.28                  1.98
---------------------------------------------------------------------------------------------------------
    501 to 520                                    77            6,711,647.54                  4.70
---------------------------------------------------------------------------------------------------------
    521 to 540                                   116            9,358,547.15                  6.55
---------------------------------------------------------------------------------------------------------
    541 to 560                                   147           13,695,769.84                  9.58
---------------------------------------------------------------------------------------------------------
    561 to 580                                   171           16,092,787.62                 11.26
---------------------------------------------------------------------------------------------------------
    581 to 600                                   160           13,771,957.71                  9.63
---------------------------------------------------------------------------------------------------------
    601 to 620                                   153           12,883,969.70                  9.01
---------------------------------------------------------------------------------------------------------
    621 to 640                                   148           15,425,783.90                 10.79
---------------------------------------------------------------------------------------------------------
    641 to 660                                   132           15,293,251.10                 10.70
---------------------------------------------------------------------------------------------------------
    661 to 680                                   105           10,626,831.41                  7.43
---------------------------------------------------------------------------------------------------------
    681 to 700                                    73            8,142,912.42                  5.70
---------------------------------------------------------------------------------------------------------
    701 to 720                                    68            6,062,573.58                  4.24
---------------------------------------------------------------------------------------------------------
    721 to 740                                    27            2,958,643.93                  2.07
---------------------------------------------------------------------------------------------------------
    741 to 760                                    31            4,020,033.02                  2.81
---------------------------------------------------------------------------------------------------------
    761 to 780                                    17            2,874,498.88                  2.01
---------------------------------------------------------------------------------------------------------
    781 to 800                                     2              138,462.37                  0.10
---------------------------------------------------------------------------------------------------------
    801 to 820                                     2               30,955.93                  0.02
---------------------------------------------------------------------------------------------------------
    821 to 840                                     1               20,563.66                  0.01
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                            Original Term to Maturity

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
      Original Term to Maturity           of Mortgage     Principal Balance     Fixed Rate Mortgages
               (months)                      Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    25 to 36                                       2             $171,989.67                  0.12%
---------------------------------------------------------------------------------------------------------
    49 to 60                                       1               39,395.80                  0.03
---------------------------------------------------------------------------------------------------------
    73 to 84                                       2              107,165.28                  0.07
---------------------------------------------------------------------------------------------------------
    85 to 96                                       2               56,353.07                  0.04
---------------------------------------------------------------------------------------------------------
    97 to 108                                      1               29,075.62                  0.02
---------------------------------------------------------------------------------------------------------
    109 to 120                                    46            1,670,914.07                  1.17
---------------------------------------------------------------------------------------------------------
    121 to 132                                     1               19,172.80                  0.01
---------------------------------------------------------------------------------------------------------
    133 to 144                                     5              333,442.85                  0.23
---------------------------------------------------------------------------------------------------------
    145 to 156                                     1               31,668.61                  0.02
---------------------------------------------------------------------------------------------------------
    169 to 180                                   214           11,548,592.40                  8.08
---------------------------------------------------------------------------------------------------------
    181 to 192                                    11              722,475.18                  0.51
---------------------------------------------------------------------------------------------------------
    193 to 204                                     1               56,962.72                  0.04
---------------------------------------------------------------------------------------------------------
    205 to 216                                     3              203,647.95                  0.14
---------------------------------------------------------------------------------------------------------
    217 to 228                                     3              131,062.17                  0.09
---------------------------------------------------------------------------------------------------------
    229 to 240                                   201           12,358,214.91                  8.65
---------------------------------------------------------------------------------------------------------
    241 to 252                                     2              122,703.25                  0.09
---------------------------------------------------------------------------------------------------------
    253 to 264                                     1              117,152.77                  0.08
---------------------------------------------------------------------------------------------------------
    265 to 276                                     1              103,552.80                  0.07
---------------------------------------------------------------------------------------------------------
    277 to 288                                     2              139,582.90                  0.10
---------------------------------------------------------------------------------------------------------
    289 to 300                                    43            3,112,734.53                  2.18
---------------------------------------------------------------------------------------------------------
    301 to 312                                     6              320,080.80                  0.22
---------------------------------------------------------------------------------------------------------
    313 to 324                                     2              239,592.27                  0.17
---------------------------------------------------------------------------------------------------------
    325 to 336                                     5              339,936.25                  0.24
---------------------------------------------------------------------------------------------------------
    337 to 348                                     2              368,220.44                  0.26
---------------------------------------------------------------------------------------------------------
    349 to 360                                   927          109,963,768.84                 76.93
---------------------------------------------------------------------------------------------------------
    361 to 372                                     6              433,770.93                  0.30
---------------------------------------------------------------------------------------------------------
    385 to 396                                     1              117,734.29                  0.08
---------------------------------------------------------------------------------------------------------
    457 to 468                                     1               52,271.44                  0.04
---------------------------------------------------------------------------------------------------------
    469 to 480                                     1               25,320.69                  0.02
---------------------------------------------------------------------------------------------------------
    709 to 720                                     1               11,815.15                  0.01
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                        Remaining Term to Stated Maturity

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
  Remaining Term to Stated Maturity       of Mortgage     Principal Balance     Fixed Rate Mortgages
               (months)                      Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    1 to 12                                        6              $25,638.60                  0.02%
---------------------------------------------------------------------------------------------------------
    13 to 24                                       2               11,018.59                  0.01
---------------------------------------------------------------------------------------------------------
    25 to 36                                       5              204,583.79                  0.14
---------------------------------------------------------------------------------------------------------
    37 to 48                                       3               60,601.42                  0.04
---------------------------------------------------------------------------------------------------------
    49 to 60                                       2              129,997.40                  0.09
---------------------------------------------------------------------------------------------------------
    61 to 72                                      29              910,424.55                  0.64
---------------------------------------------------------------------------------------------------------
    73 to 84                                      29            1,248,807.30                  0.87
---------------------------------------------------------------------------------------------------------
    85 to 96                                      12              416,225.68                  0.29
---------------------------------------------------------------------------------------------------------
    97 to 108                                      7              230,941.79                  0.16
---------------------------------------------------------------------------------------------------------
    109 to 120                                    35            1,689,391.50                  1.18
---------------------------------------------------------------------------------------------------------
    121 to 132                                    17              768,865.98                  0.54
---------------------------------------------------------------------------------------------------------
    133 to 144                                    20              938,204.87                  0.66
---------------------------------------------------------------------------------------------------------
    145 to 156                                    10              544,804.04                  0.38
---------------------------------------------------------------------------------------------------------
    157 to 168                                    17            1,220,984.13                  0.85
---------------------------------------------------------------------------------------------------------
    169 to 180                                   113            7,029,881.02                  4.92
---------------------------------------------------------------------------------------------------------
    181 to 192                                    12              711,699.88                  0.50
---------------------------------------------------------------------------------------------------------
    193 to 204                                     5              285,545.64                  0.20
---------------------------------------------------------------------------------------------------------
    205 to 216                                     7              335,505.82                  0.23
---------------------------------------------------------------------------------------------------------
    217 to 228                                    15              585,989.43                  0.41
---------------------------------------------------------------------------------------------------------
    229 to 240                                   159           10,642,624.30                  7.45
---------------------------------------------------------------------------------------------------------
    241 to 252                                     3              150,942.64                  0.11
---------------------------------------------------------------------------------------------------------
    253 to 264                                     7              563,707.64                  0.39
---------------------------------------------------------------------------------------------------------
    265 to 276                                    11              858,575.70                  0.60
---------------------------------------------------------------------------------------------------------
    277 to 288                                     3              136,905.31                  0.10
---------------------------------------------------------------------------------------------------------
    289 to 300                                    42            3,411,585.02                  2.39
---------------------------------------------------------------------------------------------------------
    301 to 312                                    15            1,036,849.07                  0.73
---------------------------------------------------------------------------------------------------------
    313 to 324                                     7              731,714.15                  0.51
---------------------------------------------------------------------------------------------------------
    325 to 336                                    14              971,728.96                  0.68
---------------------------------------------------------------------------------------------------------
    337 to 348                                    41            6,055,982.48                  4.24
---------------------------------------------------------------------------------------------------------
    349 to 360                                   847          101,038,643.75                 70.68
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                  Property Type

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
            Property Type                    Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    Single Family                              1,284         $116,849,283.09                 81.74%
---------------------------------------------------------------------------------------------------------
    2-Family                                      63            8,961,713.02                  6.27
---------------------------------------------------------------------------------------------------------
    PUD                                           59            7,257,191.81                  5.08
---------------------------------------------------------------------------------------------------------
    4-Family                                      13            2,680,270.44                  1.87
---------------------------------------------------------------------------------------------------------
    3-Family                                      16            2,500,971.98                  1.75
---------------------------------------------------------------------------------------------------------
    Condominium                                   25            2,031,777.03                  1.42
---------------------------------------------------------------------------------------------------------
    Low Rise                                       9            1,190,562.29                  0.83
---------------------------------------------------------------------------------------------------------
    Manufactured                                  14              868,392.27                  0.61
---------------------------------------------------------------------------------------------------------
    Blanket Loan                                   2              288,322.71                  0.20
---------------------------------------------------------------------------------------------------------
    Townhouse                                      5              168,299.83                  0.12
---------------------------------------------------------------------------------------------------------
    Mobile Home                                    2              102,553.04                  0.07
---------------------------------------------------------------------------------------------------------
    Multi-Family                                   1               29,480.67                  0.02
---------------------------------------------------------------------------------------------------------
    Vacant Land                                    2               19,552.27                  0.01
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


                                    Occupancy

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
              Occupancy                      Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    Primary                                    1,355         $130,561,259.65                 91.33%
---------------------------------------------------------------------------------------------------------
    Investor                                     112           10,538,020.93                  7.37
---------------------------------------------------------------------------------------------------------
    Secondary                                     28            1,849,089.87                  1.29
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


                                  Loan Purpose

---------------------------------------------------------------------------------------------------------
             Loan Purpose                   Number                                  % of Aggregate
                                                                              Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
                                             Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    Equity Refinance                             988          $93,583,483.30                 65.47%
---------------------------------------------------------------------------------------------------------
    Purchase                                     362           33,892,255.63                 23.71
---------------------------------------------------------------------------------------------------------
    Rate/Term Refinance                          145           15,472,631.52                 10.82
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
               Range of                   of Mortgage     Principal Balance     Fixed Rate Mortgages
     Current Mortgage Loan Rates             Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    4.501% to 5.000%                               2              $97,044.65                  0.07%
---------------------------------------------------------------------------------------------------------
    5.501% to 6.000%                               9            1,018,037.60                  0.71
---------------------------------------------------------------------------------------------------------
    6.001% to 6.500%                              13            2,346,365.94                  1.64
---------------------------------------------------------------------------------------------------------
    6.501% to 7.000%                              59           10,353,233.49                  7.24
---------------------------------------------------------------------------------------------------------
    7.001% to 7.500%                              50            6,984,130.89                  4.89
---------------------------------------------------------------------------------------------------------
    7.501% to 8.000%                             110           14,666,500.43                 10.26
---------------------------------------------------------------------------------------------------------
    8.001% to 8.500%                              64            7,022,051.96                  4.91
---------------------------------------------------------------------------------------------------------
    8.501% to 9.000%                             124           12,605,258.42                  8.82
---------------------------------------------------------------------------------------------------------
    9.001% to 9.500%                              84            8,266,964.22                  5.78
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                            123           10,499,541.53                  7.34
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                            99            7,452,627.69                  5.21
---------------------------------------------------------------------------------------------------------
    10.501% to 11.000%                           173           15,282,830.86                 10.69
---------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                           111            9,575,461.45                  6.70
---------------------------------------------------------------------------------------------------------
    11.501% to 12.000%                           168           14,483,725.15                 10.13
---------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                           103            9,199,483.49                  6.44
---------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                            62            4,769,443.16                  3.34
---------------------------------------------------------------------------------------------------------
    13.001% to 13.500%                            42            2,823,336.87                  1.98
---------------------------------------------------------------------------------------------------------
    13.501% to 14.000%                            55            3,314,262.32                  2.32
---------------------------------------------------------------------------------------------------------
    14.001% to 14.500%                            25            1,435,885.45                  1.00
---------------------------------------------------------------------------------------------------------
    14.501% to 15.000%                            14              622,564.72                  0.44
---------------------------------------------------------------------------------------------------------
    15.501% to 16.000%                             3               92,014.12                  0.06
---------------------------------------------------------------------------------------------------------
    16.501% to 17.000%                             2               37,606.04                  0.03
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio


---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
           Range of Current               of Mortgage     Principal Balance     Fixed Rate Mortgages
    Combined Loan-to-Value Ratios            Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    0.01% to 10.00%                                1              $16,156.80                  0.01%
---------------------------------------------------------------------------------------------------------
    10.01% to 20.00%                               7               98,801.05                  0.07
---------------------------------------------------------------------------------------------------------
    20.01% to 30.00%                              13              415,323.41                  0.29
---------------------------------------------------------------------------------------------------------
    30.01% to 40.00%                              29            1,007,518.45                  0.70
---------------------------------------------------------------------------------------------------------
    40.01% to 50.00%                              43            1,816,946.63                  1.27
---------------------------------------------------------------------------------------------------------
    50.01% to 60.00%                              60            4,573,212.82                  3.20
---------------------------------------------------------------------------------------------------------
    60.01% to 70.00%                             117           10,696,354.29                  7.48
---------------------------------------------------------------------------------------------------------
    70.01% to 80.00%                             323           30,938,296.36                 21.64
---------------------------------------------------------------------------------------------------------
    80.01% to 90.00%                             383           39,971,900.37                 27.96
---------------------------------------------------------------------------------------------------------
    90.01% to 100.00%                            484           50,086,545.95                 35.04
---------------------------------------------------------------------------------------------------------
    100.01% to 110.00%                            29            2,864,343.70                  2.00
---------------------------------------------------------------------------------------------------------
    110.01% to 120.00%                             6              462,970.62                  0.32
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                               State or Territory

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
          State or Territory                 Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    Florida                                      181          $18,615,344.11                 13.02%
---------------------------------------------------------------------------------------------------------
    California                                    97           16,539,536.59                 11.57
---------------------------------------------------------------------------------------------------------
    Texas                                        242           16,175,342.31                 11.32
---------------------------------------------------------------------------------------------------------
    New York                                      95           12,186,443.47                  8.53
---------------------------------------------------------------------------------------------------------
    Michigan                                      80            7,516,720.52                  5.26
---------------------------------------------------------------------------------------------------------
    New Jersey                                    47            6,259,851.84                  4.38
---------------------------------------------------------------------------------------------------------
    Connecticut                                   36            5,206,806.17                  3.64
---------------------------------------------------------------------------------------------------------
    Arizona                                       36            4,523,247.32                  3.16
---------------------------------------------------------------------------------------------------------
    Pennsylvania                                  53            4,245,724.12                  2.97
---------------------------------------------------------------------------------------------------------
    Ohio                                          57            3,978,394.56                  2.78
---------------------------------------------------------------------------------------------------------
    Indiana                                       43            3,362,811.58                  2.35
---------------------------------------------------------------------------------------------------------
    Virginia                                      31            3,097,978.54                  2.17
---------------------------------------------------------------------------------------------------------
    Iowa                                          39            2,929,267.04                  2.05
---------------------------------------------------------------------------------------------------------
    Massachusetts                                 25            2,870,216.91                  2.01
---------------------------------------------------------------------------------------------------------
    Washington                                    18            2,321,140.00                  1.62
---------------------------------------------------------------------------------------------------------
    Georgia                                       27            2,285,234.66                  1.60
---------------------------------------------------------------------------------------------------------
    Oklahoma                                      38            2,241,588.88                  1.57
---------------------------------------------------------------------------------------------------------
    South Carolina                                26            2,173,842.49                  1.52
---------------------------------------------------------------------------------------------------------
    North Carolina                                30            2,038,498.58                  1.43
---------------------------------------------------------------------------------------------------------
    Minnesota                                     27            2,023,784.72                  1.42
---------------------------------------------------------------------------------------------------------
    Nevada                                        14            2,013,364.99                  1.41
---------------------------------------------------------------------------------------------------------
    Illinois                                      24            1,986,043.09                  1.39
---------------------------------------------------------------------------------------------------------
    Wisconsin                                     21            1,895,423.22                  1.33
---------------------------------------------------------------------------------------------------------
    Alabama                                       35            1,844,591.21                  1.29
---------------------------------------------------------------------------------------------------------
    Missouri                                      24            1,712,384.90                  1.20
---------------------------------------------------------------------------------------------------------
    Maryland                                      14            1,628,931.81                  1.14
---------------------------------------------------------------------------------------------------------
    Tennessee                                     15            1,384,120.32                  0.97
---------------------------------------------------------------------------------------------------------
    Colorado                                       9            1,378,243.27                  0.96
---------------------------------------------------------------------------------------------------------
    Kansas                                        15              875,607.56                  0.61
---------------------------------------------------------------------------------------------------------
    Arkansas                                      13              841,563.11                  0.59
---------------------------------------------------------------------------------------------------------
    Maine                                          6              823,815.62                  0.58
---------------------------------------------------------------------------------------------------------
    Mississippi                                   12              752,902.25                  0.53
---------------------------------------------------------------------------------------------------------
    Rhode Island                                   8              740,304.35                  0.52
---------------------------------------------------------------------------------------------------------
    Kentucky                                       8              631,974.39                  0.44
---------------------------------------------------------------------------------------------------------
    Louisiana                                     10              587,702.81                  0.41
---------------------------------------------------------------------------------------------------------
    Nebraska                                       8              584,639.74                  0.41
---------------------------------------------------------------------------------------------------------
    Oregon                                         5              577,259.19                  0.40
---------------------------------------------------------------------------------------------------------
    Delaware                                       6              543,065.48                  0.38
---------------------------------------------------------------------------------------------------------
    New Hampshire                                  5              535,735.48                  0.37
---------------------------------------------------------------------------------------------------------
    South Dakota                                   2              250,556.50                  0.18
---------------------------------------------------------------------------------------------------------
    Vermont                                        3              174,037.50                  0.12
---------------------------------------------------------------------------------------------------------
    Idaho                                          3              147,070.72                  0.10
---------------------------------------------------------------------------------------------------------
    District of Columbia                           1              146,562.28                  0.10
---------------------------------------------------------------------------------------------------------
    Wyoming                                        1              141,171.31                  0.10
---------------------------------------------------------------------------------------------------------
    West Virginia                                  4              106,936.51                  0.07
---------------------------------------------------------------------------------------------------------
    New Mexico                                     1               52,588.43                  0.04
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                               Loan Documentation

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
         Documentation Level                 Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    Full Documentation                         1,050          $95,452,750.87                 66.77%
---------------------------------------------------------------------------------------------------------
    Stated Income                                134           22,141,118.29                 15.49
---------------------------------------------------------------------------------------------------------
    No Documentation                             224           17,675,350.27                 12.36
---------------------------------------------------------------------------------------------------------
    Limited Documentation                         43            4,113,659.81                  2.88
---------------------------------------------------------------------------------------------------------
    Alternate Documentation                       43            3,489,648.40                  2.44
---------------------------------------------------------------------------------------------------------
    Streamlined Documentation                      1               75,842.81                  0.05
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


                               Performance Status

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
          Performance Status                 Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    Current                                    1,432         $138,968,575.13                 97.22%
---------------------------------------------------------------------------------------------------------
    30-59 Days Past Due                           63            3,979,795.32                  2.78
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


                             Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                            Principal Balance of the
                                          of Mortgage     Principal Balance     Fixed Rate Mortgages
       Prepayment Penalty Term               Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    No Prepayment Penalties                      811          $63,554,295.64                 44.46%
---------------------------------------------------------------------------------------------------------
    3 months                                       1              124,794.86                  0.09
---------------------------------------------------------------------------------------------------------
    12 months                                     34            5,047,615.59                  3.53
---------------------------------------------------------------------------------------------------------
    24 months                                     14            1,460,167.86                  1.02
---------------------------------------------------------------------------------------------------------
    36 months                                    571           68,282,074.93                 47.77
---------------------------------------------------------------------------------------------------------
    60 months                                     64            4,479,421.57                  3.13
---------------------------------------------------------------------------------------------------------
                TOTAL                          1,495         $142,948,370.45                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                             C-BASS Series 2003-CB2
          Adjustable Rate Mortgage Loan Characteristics Summary Report


Summary                                                               Total        Minimum       Maximum
                                                                      -----        -------       -------
---------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                         $100,333,964.32
Number of Mortgage Loans                                                687
Average Outstanding Principal Balance                           $146,046.53     $20,559.61   $678,680.52
Average Original Loan Balance                                   $147,328.49     $22,500.00   $690,000.00
(1)  Weighted Average Current Combined Loan-to-Value Ratio           83.16%         22.87%        99.94%
(1) Weighted Average Mortgage Interest Rate                           8.65%          4.88%        12.99%
(1) Weighted Average Gross Margin                                     6.83%          2.25%        11.50%
(1) Weighted Average Initial Periodic Rate Cap                        2.09%          1.00%         5.00%
(1) Weighted Average Subsequent Periodic Rate Cap                     1.39%          1.00%         2.00%
(1) Weighted Average Minimum Interest Rate                            8.13%          0.00%        12.99%
(1) Weighted Average Maximum Interest Rate                           15.27%         11.25%        20.00%
(1) Weighted Average Original Term to Maturity (months)                 360            360           366
(1) Weighted Average Remaining Term to Stated Maturity (months)         347            177           359
(1) Weighted Average Term to Roll (months)                               18              1            73
(1) (2) Weighted Average FICO Score                                     609            441           791
---------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(2)  100.00% of the Adjustable Rate Mortgage Loans have FICO Scores.


---------------------------------------------------------------------------------------------------------
                                                                                Percent of Statistical
                                                                                   Calculation Date
                                         Range                                    Principal Balance
                                         -----                                    -----------------

         Product Type                    Fully Amortizing                                  100.00%
                                         Balloon Payment                                     0.00%

         Lien                            First                                             100.00%
                                         Second                                              0.00%

         Geographic Distribution         California                                         40.32%
                                         Illinois                                            9.71%
                                         Florida                                             6.61%
                                         Washington                                          4.08%
                                         Michigan                                            3.55%

         Largest Zip Code Concentration  95377                                               1.18%

         FHA/VA Loans                                                                        0.06%

         Seller Financed Loans                                                               0.00%

         Section 32 Loans                                                                    0.00%

         Loans with Borrower PMI                                                             0.00%

         Loans with Prepayment Penalties                                                    67.10%
---------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                                Principal Balance

------------------------------------------------------------------------------------------------------------
                                                                                        % of Aggregate
                                         Number                                     Principal Balance of the
                                      of Mortgage        Principal Balance         Adjustable Rate Mortgages
Principal Balance Outstanding            Loans              Outstanding                   Outstanding
------------------------------------------------------------------------------------------------------------
$1 to $50,000                                 53           $2,080,670.90                      2.07%
------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                          215           15,967,337.35                     15.91
------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                         179           21,866,115.06                     21.79
------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                          92           15,856,839.76                     15.80
------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                          57           12,810,622.39                     12.77
------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                          31            8,520,183.25                      8.49
------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                          22            7,119,805.46                      7.10
------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                          16            5,975,531.33                      5.96
------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                          10            4,249,428.15                      4.24
------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                          11            5,208,750.15                      5.19
------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                           1              678,680.52                      0.68
------------------------------------------------------------------------------------------------------------
            TOTAL                            687         $100,333,964.32                    100.00%
============================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                                   FICO Score

---------------------------------------------------------------------------------------------------------
                                                                                      % of Aggregate
                                    Number                                       Principal Balance of the
                                 of Mortgage        Principal Balance            Adjustable Rate Mortgages
             FICO Scores            Loans              Outstanding                     Outstanding
---------------------------------------------------------------------------------------------------------
    441 to 460                            3             $193,118.14                           0.19%
---------------------------------------------------------------------------------------------------------
    461 to 480                            7              671,787.56                           0.67
---------------------------------------------------------------------------------------------------------
    481 to 500                           14            1,282,371.06                           1.28
---------------------------------------------------------------------------------------------------------
    501 to 520                           44            5,804,608.84                           5.79
---------------------------------------------------------------------------------------------------------
    521 to 540                           62            7,831,024.06                           7.80
---------------------------------------------------------------------------------------------------------
    541 to 560                           43            6,109,468.23                           6.09
---------------------------------------------------------------------------------------------------------
    561 to 580                           73           10,709,477.44                          10.67
---------------------------------------------------------------------------------------------------------
    581 to 600                           70           11,844,473.82                          11.81
---------------------------------------------------------------------------------------------------------
    601 to 620                           76           11,033,551.65                          11.00
---------------------------------------------------------------------------------------------------------
    621 to 640                           96           13,974,383.06                          13.93
---------------------------------------------------------------------------------------------------------
    641 to 660                           80           12,201,896.56                          12.16
---------------------------------------------------------------------------------------------------------
    661 to 680                           37            6,737,701.23                           6.72
---------------------------------------------------------------------------------------------------------
    681 to 700                           29            4,642,048.69                           4.63
---------------------------------------------------------------------------------------------------------
    701 to 720                           21            3,162,225.76                           3.15
---------------------------------------------------------------------------------------------------------
    721 to 740                           17            2,377,575.12                           2.37
---------------------------------------------------------------------------------------------------------
    741 to 760                            7              853,570.06                           0.85
---------------------------------------------------------------------------------------------------------
    761 to 780                            5              316,015.69                           0.31
---------------------------------------------------------------------------------------------------------
    781 to 800                            3              588,667.35                           0.59
---------------------------------------------------------------------------------------------------------
                TOTAL                   687         $100,333,964.32                         100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------



                            Original Term To Maturity

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                         Number                               Principal Balance of the
  Original Term To Maturity           of Mortgage     Principal Balance       Adjustable Rate Mortgages
           (months)                      Loans           Outstanding                 Outstanding
---------------------------------------------------------------------------------------------------------
349 to 360                                 683         $100,001,395.04                      99.67%
---------------------------------------------------------------------------------------------------------
361 to 372                                   4              332,569.28                       0.33
---------------------------------------------------------------------------------------------------------
            TOTAL                          687         $100,333,964.32                     100.00%
=========================================================================================================



                        Remaining Term To Stated Maturity

--------------------------------------------------------------------------------------------------------------
                                                                                           % of Aggregate
                                               Number                                 Principal Balance of the
Remaining Term To Stated Maturity           of Mortgage     Principal Balance        Adjustable Rate Mortgages
            (months)                            Loans           Outstanding                  Outstanding
--------------------------------------------------------------------------------------------------------------
    169 to 180                                     1              $99,019.79                       0.10%
--------------------------------------------------------------------------------------------------------------
    229 to 240                                     1               61,704.38                       0.06
--------------------------------------------------------------------------------------------------------------
    253 to 264                                     1               62,302.70                       0.06
--------------------------------------------------------------------------------------------------------------
    265 to 276                                     7              731,119.65                       0.73
--------------------------------------------------------------------------------------------------------------
    277 to 288                                     2              292,334.39                       0.29
--------------------------------------------------------------------------------------------------------------
    289 to 300                                     5              472,148.31                       0.47
--------------------------------------------------------------------------------------------------------------
    301 to 312                                   107           11,196,566.27                      11.16
--------------------------------------------------------------------------------------------------------------
    313 to 324                                    14            2,103,980.90                       2.10
--------------------------------------------------------------------------------------------------------------
    325 to 336                                     8            1,224,630.07                       1.22
--------------------------------------------------------------------------------------------------------------
    337 to 348                                     5              677,022.16                       0.67
--------------------------------------------------------------------------------------------------------------
    349 to 360                                   536           83,413,135.70                      83.14
--------------------------------------------------------------------------------------------------------------
                TOTAL                            687         $100,333,964.32                     100.00%
==============================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                                  Property Type

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                            Number                              Principal Balance of the
                                         of Mortgage     Principal Balance      Adjustable Rate Mortgages
         Property Type                      Loans           Outstanding                Outstanding
---------------------------------------------------------------------------------------------------------
 Single Family                                572          $81,231,219.10                    80.96%
---------------------------------------------------------------------------------------------------------
 PUD                                           37            6,424,119.64                     6.40
---------------------------------------------------------------------------------------------------------
 Condominium                                   35            4,902,771.18                     4.89
---------------------------------------------------------------------------------------------------------
 2-Family                                      22            4,103,914.29                     4.09
---------------------------------------------------------------------------------------------------------
 4-Family                                       6            1,870,445.85                     1.86
---------------------------------------------------------------------------------------------------------
 3-Family                                       6            1,206,174.79                     1.20
---------------------------------------------------------------------------------------------------------
 Manufactured                                   5              323,872.39                     0.32
---------------------------------------------------------------------------------------------------------
 Low Rise                                       3              208,990.95                     0.21
---------------------------------------------------------------------------------------------------------
 Mobile Home                                    1               62,456.13                     0.06
---------------------------------------------------------------------------------------------------------
             TOTAL                            687         $100,333,964.32                   100.00%
=========================================================================================================



                                    Occupancy

----------------------------------------------------------------------------------------------------
                                                                                % of Aggregate
                                       Number                               Principal Balance of the
                                    of Mortgage     Principal Balance       Adjustable Rate Mortgages
     Occupancy                          Loans           Outstanding               Outstanding
----------------------------------------------------------------------------------------------------
    Primary                              650          $95,442,033.21                     95.12%
----------------------------------------------------------------------------------------------------
    Investor                              29            4,130,410.53                      4.12
----------------------------------------------------------------------------------------------------
    Secondary                              8              761,520.58                      0.76
----------------------------------------------------------------------------------------------------
                TOTAL                    687         $100,333,964.32                    100.00%
====================================================================================================



                                  Loan Purpose

---------------------------------------------------------------------------------------------------------
                                                                                       % of Aggregate
                                               Number                            Principal Balance of the
                                            of Mortgage     Principal Balance    Adjustable Rate Mortgages
   Loan Purpose                                Loans           Outstanding              Outstanding
---------------------------------------------------------------------------------------------------------
    Equity Refinance                             342          $54,666,948.50                  54.48%
---------------------------------------------------------------------------------------------------------
    Purchase                                     268           34,481,214.30                  34.37
---------------------------------------------------------------------------------------------------------
    Rate/Term Refinance                           77           11,185,801.52                  11.15
---------------------------------------------------------------------------------------------------------
                TOTAL                            687         $100,333,964.32                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                               Number                            Principal Balance of the
                                            of Mortgage     Principal Balance   Adjustable Rate Mortgages
 Range of Current Mortgage Loan Rate           Loans           Outstanding             Outstanding
---------------------------------------------------------------------------------------------------------
    4.501% to 5.000%                               1              $99,019.79                  0.10%
---------------------------------------------------------------------------------------------------------
    5.501% to 6.000%                               3              588,331.30                  0.59
---------------------------------------------------------------------------------------------------------
    6.001% to 6.500%                              10            2,239,915.36                  2.23
---------------------------------------------------------------------------------------------------------
    6.501% to 7.000%                              28            6,151,528.49                  6.13
---------------------------------------------------------------------------------------------------------
    7.001% to 7.500%                              51            9,387,428.59                  9.36
---------------------------------------------------------------------------------------------------------
    7.501% to 8.000%                              92           16,293,147.26                 16.24
---------------------------------------------------------------------------------------------------------
    8.001% to 8.500%                              98           15,849,267.28                  15.8
---------------------------------------------------------------------------------------------------------
    8.501% to 9.000%                             113           15,244,839.43                 15.19
---------------------------------------------------------------------------------------------------------
    9.001% to 9.500%                              86           10,644,747.42                 10.61
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                             89           12,227,481.75                 12.19
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                            49            4,928,024.12                  4.91
---------------------------------------------------------------------------------------------------------
    10.501% to 11.000%                            37            3,992,994.27                  3.98
---------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                            18            1,979,612.00                  1.97
---------------------------------------------------------------------------------------------------------
    11.501% to 12.000%                             8              562,339.75                  0.56
---------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                             3              123,553.51                  0.12
---------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                             1               21,734.00                  0.02
---------------------------------------------------------------------------------------------------------
                TOTAL                            687         $100,333,964.32                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                      Current Combined Loan-to-Value Ratio

---------------------------------------------------------------------------------------------------------
                                                                                     % of Aggregate
                                           Number                                Principal Balance of the
Range of Current Combined               of Mortgage      Principal Balance       Adjustable Rate Mortgages
  Loan-to-Value Ratio                       Loans           Outstanding                Outstanding
---------------------------------------------------------------------------------------------------------
    20.01% to 30.00%                           4             $236,014.59                      0.24%
---------------------------------------------------------------------------------------------------------
    30.01% to 40.00%                           6              501,352.84                      0.50
---------------------------------------------------------------------------------------------------------
    40.01% to 50.00%                           6              519,868.63                      0.52
---------------------------------------------------------------------------------------------------------
    50.01% to 60.00%                          18            2,767,530.99                      2.76
---------------------------------------------------------------------------------------------------------
    60.01% to 70.00%                          39            6,846,129.38                      6.82
---------------------------------------------------------------------------------------------------------
    70.01% to 80.00%                         261           35,211,585.71                     35.09
---------------------------------------------------------------------------------------------------------
    80.01% to 90.00%                         213           33,606,089.66                     33.49
---------------------------------------------------------------------------------------------------------
    90.01% to 100.00%                        140           20,645,392.52                     20.58
---------------------------------------------------------------------------------------------------------
                TOTAL                        687         $100,333,964.32                    100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                               State or Territory

---------------------------------------------------------------------------------------------------------
                                                                                     % of Aggregate
                                           Number                                Principal Balance of the
                                        of Mortgage     Principal Balance       Adjustable Rate Mortgages
  State or Territory                       Loans           Outstanding                 Outstanding
---------------------------------------------------------------------------------------------------------
California                                   186          $40,454,437.00                     40.32%
---------------------------------------------------------------------------------------------------------
Illinois                                      59            9,743,538.93                      9.71
---------------------------------------------------------------------------------------------------------
Florida                                       60            6,630,666.57                      6.61
---------------------------------------------------------------------------------------------------------
Washington                                    26            4,088,677.92                      4.08
---------------------------------------------------------------------------------------------------------
Michigan                                      33            3,558,480.45                      3.55
---------------------------------------------------------------------------------------------------------
Texas                                         37            3,358,531.54                      3.35
---------------------------------------------------------------------------------------------------------
Arizona                                       24            3,202,320.81                      3.19
---------------------------------------------------------------------------------------------------------
Georgia                                       20            2,852,096.64                      2.84
---------------------------------------------------------------------------------------------------------
Missouri                                      22            2,277,730.74                      2.27
---------------------------------------------------------------------------------------------------------
Tennessee                                     24            2,160,774.53                      2.15
---------------------------------------------------------------------------------------------------------
Ohio                                          20            2,068,844.89                      2.06
---------------------------------------------------------------------------------------------------------
Nevada                                        16            1,795,502.96                      1.79
---------------------------------------------------------------------------------------------------------
Oregon                                        13            1,514,629.28                      1.51
---------------------------------------------------------------------------------------------------------
Colorado                                       9            1,325,271.40                      1.32
---------------------------------------------------------------------------------------------------------
Minnesota                                      8            1,308,313.14                      1.30
---------------------------------------------------------------------------------------------------------
North Carolina                                 8            1,226,826.91                      1.22
---------------------------------------------------------------------------------------------------------
Connecticut                                    5            1,113,732.81                      1.11
---------------------------------------------------------------------------------------------------------
Iowa                                          12              971,950.79                      0.97
---------------------------------------------------------------------------------------------------------
Pennsylvania                                  12              951,517.43                      0.95
---------------------------------------------------------------------------------------------------------
Indiana                                       12              914,176.62                      0.91
---------------------------------------------------------------------------------------------------------
New York                                       4              847,525.10                      0.84
---------------------------------------------------------------------------------------------------------
Massachusetts                                  4              829,705.50                      0.83
---------------------------------------------------------------------------------------------------------
Alabama                                        8              698,821.83                      0.70
---------------------------------------------------------------------------------------------------------
Maryland                                       3              698,611.98                      0.70
---------------------------------------------------------------------------------------------------------
New Jersey                                     5              690,243.07                      0.69
---------------------------------------------------------------------------------------------------------
Oklahoma                                       5              515,256.85                      0.51
---------------------------------------------------------------------------------------------------------
Utah                                           6              499,694.26                      0.50
---------------------------------------------------------------------------------------------------------
Virginia                                       3              447,289.37                      0.45
---------------------------------------------------------------------------------------------------------
Idaho                                          5              434,012.61                      0.43
---------------------------------------------------------------------------------------------------------
New Hampshire                                  1              424,700.03                      0.42
---------------------------------------------------------------------------------------------------------
Wisconsin                                      6              361,957.43                      0.36
---------------------------------------------------------------------------------------------------------
Kansas                                         5              322,759.01                      0.32
---------------------------------------------------------------------------------------------------------
Hawaii                                         1              239,405.19                      0.24
---------------------------------------------------------------------------------------------------------
Nebraska                                       4              220,561.30                      0.22
---------------------------------------------------------------------------------------------------------
Maine                                          2              209,113.79                      0.21
---------------------------------------------------------------------------------------------------------
Rhode Island                                   2              206,489.79                      0.21
---------------------------------------------------------------------------------------------------------
Kentucky                                       3              205,601.87                      0.20
---------------------------------------------------------------------------------------------------------
New Mexico                                     2              199,868.28                      0.20
---------------------------------------------------------------------------------------------------------
South Carolina                                 3              180,445.87                      0.18
---------------------------------------------------------------------------------------------------------
Louisiana                                      2              174,683.39                      0.17
---------------------------------------------------------------------------------------------------------
West Virginia                                  2              163,513.99                      0.16
---------------------------------------------------------------------------------------------------------
Mississippi                                    2               92,620.37                      0.09
---------------------------------------------------------------------------------------------------------
Wyoming                                        1               84,282.17                      0.08
---------------------------------------------------------------------------------------------------------
Arkansas                                       2               68,779.91                      0.07
---------------------------------------------------------------------------------------------------------
            TOTAL                            687         $100,333,964.32                    100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                               Loan Documentation

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                          Number                                Principal Balance of the
                                       of Mortgage      Principal Balance       Adjustable Rate Mortgages
   Documentation Level                     Loans           Outstanding                Outstanding
---------------------------------------------------------------------------------------------------------
Full Documentation                           474          $61,558,577.30                     61.35%
---------------------------------------------------------------------------------------------------------
Stated Income                                150           30,438,558.75                     30.34
---------------------------------------------------------------------------------------------------------
Limited Documentation                         15            2,752,691.91                      2.74
---------------------------------------------------------------------------------------------------------
No Documentation                              21            2,641,838.34                      2.63
---------------------------------------------------------------------------------------------------------
Alternate Documentation                       25            2,596,818.65                      2.59
---------------------------------------------------------------------------------------------------------
Streamlined Documentation                      2              345,479.37                      0.34
---------------------------------------------------------------------------------------------------------
            TOTAL                            687         $100,333,964.32                    100.00%
=========================================================================================================



                               Performance Status

---------------------------------------------------------------------------------------------------------
                                                                                     % of Aggregate
                                        Number                                   Principal Balance of the
                                     of Mortgage     Principal Balance         Adjustable Rate Mortgages
    Performance Status                   Loans           Outstanding                   Outstanding
---------------------------------------------------------------------------------------------------------
    Current                                675          $98,624,806.05                       98.30%
---------------------------------------------------------------------------------------------------------
    30-59 Days Past Due                     12            1,709,158.27                        1.70
---------------------------------------------------------------------------------------------------------
                TOTAL                      687         $100,333,964.32                      100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                             Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------
                                                                                     % of Aggregate
                                           Number                               Principal Balance of the
                                        of Mortgage     Principal Balance       Adjustable Rate Mortgages
   Prepayment Penalty Term                 Loans           Outstanding                Outstanding
---------------------------------------------------------------------------------------------------------
No Prepayment Penalties                      258          $33,005,903.58                     32.90%
---------------------------------------------------------------------------------------------------------
12 months                                     14            2,610,729.91                      2.60
---------------------------------------------------------------------------------------------------------
24 months                                    264           45,449,122.53                     45.30
---------------------------------------------------------------------------------------------------------
36 months                                    146           18,837,362.55                     18.77
---------------------------------------------------------------------------------------------------------
60 months                                      5              430,845.75                      0.43
---------------------------------------------------------------------------------------------------------
            TOTAL                            687         $100,333,964.32                    100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                                  Gross Margin

---------------------------------------------------------------------------------------------------------
                                                                                      % of Aggregate
                                       Number                                   Principal Balance of the
            Range of                 of Mortgage     Principal Balance          Adjustable Rate Mortgages
         Gross Margins                  Loans           Outstanding                    Outstanding
---------------------------------------------------------------------------------------------------------
 2.001% to 2.500%                         1             $489,942.12                           0.49%
---------------------------------------------------------------------------------------------------------
 2.501% to 3.000%                         4              355,668.90                           0.35
---------------------------------------------------------------------------------------------------------
 3.001% to 3.500%                         1               59,476.73                           0.06
---------------------------------------------------------------------------------------------------------
 3.501% to 4.000%                         7              624,621.00                           0.62
---------------------------------------------------------------------------------------------------------
 4.001% to 4.500%                        19            1,952,557.53                           1.95
---------------------------------------------------------------------------------------------------------
 4.501% to 5.000%                        57            7,960,545.43                           7.93
---------------------------------------------------------------------------------------------------------
 5.001% to 5.500%                        29            3,223,933.25                           3.21
---------------------------------------------------------------------------------------------------------
 5.501% to 6.000%                       127           26,846,838.53                          26.76
---------------------------------------------------------------------------------------------------------
 6.001% to 6.500%                        52            7,564,380.18                           7.54
---------------------------------------------------------------------------------------------------------
 6.501% to 7.000%                        87           13,851,738.04                          13.81
---------------------------------------------------------------------------------------------------------
 7.001% to 7.500%                        58            8,646,189.74                           8.62
---------------------------------------------------------------------------------------------------------
 7.501% to 8.000%                        62            7,708,018.81                           7.68
---------------------------------------------------------------------------------------------------------
 8.001% to 8.500%                        47            4,661,141.05                           4.65
---------------------------------------------------------------------------------------------------------
 8.501% to 9.000%                        46            6,497,413.21                           6.48
---------------------------------------------------------------------------------------------------------
 9.001% to 9.500%                        45            5,405,707.54                           5.39
---------------------------------------------------------------------------------------------------------
 9.501% to 10.000%                       32            2,968,006.84                           2.96
---------------------------------------------------------------------------------------------------------
 10.001% to 10.500%                       7            1,008,248.55                           1.00
---------------------------------------------------------------------------------------------------------
 10.501% to 11.000%                       5              439,274.91                           0.44
---------------------------------------------------------------------------------------------------------
 11.001% to 11.500%                       1               70,261.96                           0.07
---------------------------------------------------------------------------------------------------------
             TOTAL                      687         $100,333,964.32                         100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                            Initial Periodic Rate Cap

---------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate
                                          Number                                Principal Balance of the
                                        of Mortgage      Principal Balance      Adjustable Rate Mortgages
   Initial Periodic Rate Cap               Loans            Outstanding               Outstanding
---------------------------------------------------------------------------------------------------------
 1.000%                                        16           $2,815,298.53                     2.81%
---------------------------------------------------------------------------------------------------------
 1.500%                                       188           39,639,712.48                    39.51
---------------------------------------------------------------------------------------------------------
 2.000%                                       223           27,379,582.94                    27.29
---------------------------------------------------------------------------------------------------------
 3.000%                                       258           29,949,951.52                    29.85
---------------------------------------------------------------------------------------------------------
 5.000%                                         2              549,418.85                     0.55
---------------------------------------------------------------------------------------------------------
             TOTAL                            687         $100,333,964.32                   100.00%
=========================================================================================================



                          Subsequent Periodic Rate Cap

------------------------------------------------------------------------------------------------------------
                                                                                       % of Aggregate
                                              Number                               Principal Balance of the
                                           of Mortgage     Principal Balance      Adjustable Rate Mortgages
    Subsequent Periodic Rate Cap              Loans           Outstanding                Outstanding
------------------------------------------------------------------------------------------------------------
    1.000%                                       332          $42,038,347.40                    41.90%
------------------------------------------------------------------------------------------------------------
    1.500%                                       182           38,058,969.87                    37.93
------------------------------------------------------------------------------------------------------------
    2.000%                                       173           20,236,647.05                    20.17
------------------------------------------------------------------------------------------------------------
                TOTAL                            687         $100,333,964.32                   100.00%
============================================================================================================




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                              Maximum Mortgage Rate

-----------------------------------------------------------------------------------------------------------------
                                                                                             % of Aggregate
                                               Number                                    Principal Balance of the
               Range of                     of Mortgage     Principal Balance           Adjustable Rate Mortgages
        Maximum Mortgage Rates                 Loans           Outstanding                     Outstanding
-----------------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                             2             $549,418.85                          0.55%
-----------------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                             2              177,790.05                          0.18
-----------------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                             1              423,512.76                          0.42
-----------------------------------------------------------------------------------------------------------------
    13.001% to 13.500%                            15            2,312,914.54                          2.31
-----------------------------------------------------------------------------------------------------------------
    13.501% to 14.000%                            51            9,584,166.69                          9.55
-----------------------------------------------------------------------------------------------------------------
    14.001% to 14.500%                            81           13,902,075.84                         13.86
-----------------------------------------------------------------------------------------------------------------
    14.501% to 15.000%                           130           19,633,149.03                         19.57
-----------------------------------------------------------------------------------------------------------------
    15.001% to 15.500%                           109           15,630,654.15                         15.58
-----------------------------------------------------------------------------------------------------------------
    15.501% to 16.000%                           116           16,589,043.31                         16.53
-----------------------------------------------------------------------------------------------------------------
    16.001% to 16.500%                            76            9,809,198.92                          9.78
-----------------------------------------------------------------------------------------------------------------
    16.501% to 17.000%                            55            6,989,959.92                          6.97
-----------------------------------------------------------------------------------------------------------------
    17.001% to 17.500%                            23            2,721,802.42                          2.71
-----------------------------------------------------------------------------------------------------------------
    17.501% to 18.000%                            13              844,259.82                          0.84
-----------------------------------------------------------------------------------------------------------------
    18.001% to 18.500%                             8              719,378.92                          0.72
-----------------------------------------------------------------------------------------------------------------
    18.501% to 19.000%                             1               71,661.80                          0.07
-----------------------------------------------------------------------------------------------------------------
    19.001% to 19.500%                             2              241,051.21                          0.24
-----------------------------------------------------------------------------------------------------------------
    19.501% to 20.000%                             2              133,926.09                          0.13
-----------------------------------------------------------------------------------------------------------------
                TOTAL                            687         $100,333,964.32                        100.00%
=================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                              Minimum Mortgage Rate

-----------------------------------------------------------------------------------------------------------------
                                                                                             % of Aggregate
                                              Number                                     Principal Balance of the
               Range of                    of Mortgage      Principal Balance           Adjustable Rate Mortgages
        Minimum Mortgage Rates                 Loans           Outstanding                     Outstanding
-----------------------------------------------------------------------------------------------------------------
    No Floor                                       2             $299,623.21                          0.30%
-----------------------------------------------------------------------------------------------------------------
    2.001% - 2.500%                                2              546,704.05                          0.54
-----------------------------------------------------------------------------------------------------------------
    2.501% - 3.000%                                2              236,604.27                          0.24
-----------------------------------------------------------------------------------------------------------------
    3.001% - 3.500%                                2              121,779.43                          0.12
-----------------------------------------------------------------------------------------------------------------
    5.001% - 5.500%                                2              211,998.65                          0.21
-----------------------------------------------------------------------------------------------------------------
    5.501% - 6.000%                               63           15,008,585.91                         14.96
-----------------------------------------------------------------------------------------------------------------
    6.001% - 6.500%                               18            3,219,054.69                          3.21
-----------------------------------------------------------------------------------------------------------------
    6.501% - 7.000%                               47            9,387,220.01                          9.36
-----------------------------------------------------------------------------------------------------------------
    7.001% - 7.500%                               39            6,274,656.79                          6.25
-----------------------------------------------------------------------------------------------------------------
    7.501% - 8.000%                               78           12,152,511.73                         12.11
-----------------------------------------------------------------------------------------------------------------
    8.001% - 8.500%                               75           10,426,675.79                         10.39
-----------------------------------------------------------------------------------------------------------------
    8.501% - 9.000%                               98           12,958,925.67                         12.92
-----------------------------------------------------------------------------------------------------------------
    9.001% - 9.500%                               77            9,343,262.08                          9.31
-----------------------------------------------------------------------------------------------------------------
    9.501% - 10.000%                              80           10,393,117.93                         10.36
-----------------------------------------------------------------------------------------------------------------
    10.001% - 10.500%                             48            4,656,605.51                          4.64
-----------------------------------------------------------------------------------------------------------------
    10.501% - 11.000%                             28            2,708,354.02                          2.70
-----------------------------------------------------------------------------------------------------------------
    11.001% - 11.500%                             15            1,706,002.04                          1.70
-----------------------------------------------------------------------------------------------------------------
    11.501% - 12.000%                              8              560,211.10                          0.56
-----------------------------------------------------------------------------------------------------------------
    12.001% - 12.500%                              2              100,337.44                          0.10
-----------------------------------------------------------------------------------------------------------------
    12.501% - 13.000%                              1               21,734.00                          0.02
-----------------------------------------------------------------------------------------------------------------
                TOTAL                            687         $100,333,964.32                        100.00%
=================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                         Next Loan Rate Adjustment Month

--------------------------------------------------------------------------------------------------------------
                                                                                         % of Aggregate
                                               Number                                Principal Balance of the
            Next Loan Rate                  of Mortgage      Principal Balance       Adjustable Rate Mortgages
           Adjustment Month                    Loans            Outstanding                Outstanding
--------------------------------------------------------------------------------------------------------------
    April-03                                       3             $393,579.99                       0.39%
--------------------------------------------------------------------------------------------------------------
    May-03                                         6              810,723.65                       0.81
--------------------------------------------------------------------------------------------------------------
    June-03                                        9              873,816.12                       0.87
--------------------------------------------------------------------------------------------------------------
    July-03                                       25            2,316,279.42                       2.31
--------------------------------------------------------------------------------------------------------------
    August-03                                     51            6,527,058.96                       6.51
--------------------------------------------------------------------------------------------------------------
    September-03                                  37            4,298,741.56                       4.28
--------------------------------------------------------------------------------------------------------------
    October-03                                    13            1,130,294.65                       1.13
--------------------------------------------------------------------------------------------------------------
    November-03                                    1               63,361.00                       0.06
--------------------------------------------------------------------------------------------------------------
    January-04                                     2              178,662.36                       0.18
--------------------------------------------------------------------------------------------------------------
    February-04                                    1               71,661.80                       0.07
--------------------------------------------------------------------------------------------------------------
    April-04                                       1               62,302.70                       0.06
--------------------------------------------------------------------------------------------------------------
    May-04                                         2               97,174.24                       0.10
--------------------------------------------------------------------------------------------------------------
    June-04                                        3              257,226.59                       0.26
--------------------------------------------------------------------------------------------------------------
    July-04                                        2              214,787.90                       0.21
--------------------------------------------------------------------------------------------------------------
    August-04                                     23            2,775,002.75                       2.77
--------------------------------------------------------------------------------------------------------------
    September-04                                  88           11,374,373.99                      11.34
--------------------------------------------------------------------------------------------------------------
    October-04                                   112           13,367,762.65                      13.32
--------------------------------------------------------------------------------------------------------------
    November-04                                   38            6,078,982.16                       6.06
--------------------------------------------------------------------------------------------------------------
    December-04                                   77           11,846,185.75                      11.81
--------------------------------------------------------------------------------------------------------------
    January-05                                    98           20,526,413.77                      20.46
--------------------------------------------------------------------------------------------------------------
    February-05                                   31            5,001,009.35                       4.98
--------------------------------------------------------------------------------------------------------------
    March-05                                      24            4,041,411.21                       4.03
--------------------------------------------------------------------------------------------------------------
    May-05                                         1               37,907.53                       0.04
--------------------------------------------------------------------------------------------------------------
    June-05                                        2              578,097.66                       0.58
--------------------------------------------------------------------------------------------------------------
    July-05                                        4              345,379.86                       0.34
--------------------------------------------------------------------------------------------------------------
    September-05                                   2              235,832.28                       0.24
--------------------------------------------------------------------------------------------------------------
    October-05                                     4              483,011.57                       0.48
--------------------------------------------------------------------------------------------------------------
    November-05                                    1               68,138.54                       0.07
--------------------------------------------------------------------------------------------------------------
    December-05                                    5            1,417,413.43                       1.41
--------------------------------------------------------------------------------------------------------------
    January-06                                    16            3,780,171.15                       3.77
--------------------------------------------------------------------------------------------------------------
    February-06                                    1              169,381.19                       0.17
--------------------------------------------------------------------------------------------------------------
    March-06                                       1              224,815.21                       0.22
--------------------------------------------------------------------------------------------------------------
    April-07                                       1              137,584.48                       0.14
--------------------------------------------------------------------------------------------------------------
    July-07                                        1               59,476.73                       0.06
--------------------------------------------------------------------------------------------------------------
    May-09                                         1              489,942.12                       0.49
--------------------------------------------------------------------------------------------------------------
                TOTAL                            687         $100,333,964.32                     100.00%
==============================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class AF-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.71       1.81       1.22        0.90        0.71       0.57        0.4
Modified Duration (at par)      9.69        1.77       1.19        0.89        0.70       0.57        0.40
First Principal Payment Date   5/25/03    5/25/03     5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
Last Principal Payment Date    4/25/21    3/25/07    12/25/05     4/25/05    10/25/04    7/25/04    2/25/04
Payment Windows (mos.)           216         47         32          24          18         15          10


Class AF-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             21.47       6.22       4.23        3.01        2.12       1.71        1.19
Modified Duration (at par)      15.20       5.51       3.88        2.81        2.02       1.64        1.15
First Principal Payment Date   4/25/21    3/25/07    12/25/05     4/25/05    10/25/04    7/25/04    2/25/04
Last Principal Payment Date    7/25/28    11/25/12   12/25/09     4/25/08    2/25/06     8/25/05    11/25/04
Payment Windows (mos.)           88          69         49          37          17         14          10


Class AF-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.23      12.88       8.98        6.72        5.06       3.08        1.89
Modified Duration (at par)      14.39       9.19       7.02        5.55        4.34       2.77        1.76
First Principal Payment Date   7/25/28    11/25/12   12/25/09     4/25/08    2/25/06     8/25/05    11/25/04
Last Principal Payment Date    7/25/31    6/25/17     2/25/13     8/25/10    12/25/08   11/25/07    6/25/05
Payment Windows (mos.)           37          56         39          29          35         28          8


Class AV-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             16.61       2.76       1.80        1.26        0.97       0.77        0.51
Modified Duration (at par)      14.34       2.65       1.75        1.23        0.95       0.76        0.51
First Principal Payment Date   5/25/03    5/25/03     5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
Last Principal Payment Date   11/25/29    2/25/11     6/25/08     4/25/06    8/25/05     2/25/05    7/25/04
Payment Windows (mos.)           319         94         62          36          28         22          15


Class AV-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.88      11.29       7.52        5.41        3.43       2.24        1.48
Modified Duration (at par)      21.18       9.97       6.90        5.07        3.27       2.17        1.44
First Principal Payment Date  11/25/29    2/25/11     6/25/08     4/25/06    8/25/05     2/25/05    7/25/04
Last Principal Payment Date    7/25/31    6/25/17     2/25/13     8/25/10    12/25/08    1/25/06    2/25/05
Payment Windows (mos.)           21          77         57          53          41         12          8


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------


Class M-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.54       9.42       6.42        4.98        4.53       4.55        3.06
Modified Duration (at par)      13.71       7.09       5.22        4.24        3.93       3.95        2.76
First Principal Payment Date   4/25/24    11/25/07    5/25/06     9/25/06    1/25/07     8/25/07    6/25/05
Last Principal Payment Date    7/25/31    6/25/17     2/25/13     8/25/10    12/25/08   11/25/07    5/25/06
Payment Windows (mos.)           88         116         82          48          24          4          12


Class M-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.54       9.42       6.42        4.91        4.23       4.08        2.96
Modified Duration (at par)      12.80       6.85       5.09        4.09        3.62       3.53        2.65
First Principal Payment Date   4/25/24    11/25/07    5/25/06     7/25/06    9/25/06    12/25/06    12/25/05
Last Principal Payment Date    7/25/31    6/25/17     2/25/13     8/25/10    12/25/08   11/25/07    5/25/06
Payment Windows (mos.)           88         116         82          50          28         12          6


Class B-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.54       9.42       6.42        4.88        4.10       3.76        2.68
Modified Duration (at par)      11.74       6.56       4.93        3.96        3.44       3.21        2.38
First Principal Payment Date   4/25/24    11/25/07    5/25/06     6/25/06    7/25/06     8/25/06    9/25/05
Last Principal Payment Date    7/25/31    6/25/17     2/25/13     8/25/10    12/25/08   11/25/07    5/25/06
Payment Windows (mos.)           88         116         82          51          30         16          9


Class B-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.54       9.42       6.42        4.86        4.04       3.63        2.56
Modified Duration (at par)      12.82       6.85       5.09        4.05        3.47       3.17        2.31
First Principal Payment Date   4/25/24    11/25/07    5/25/06     5/25/06    6/25/06     7/25/06    8/25/05
Last Principal Payment Date    7/25/31    6/25/17     2/25/13     8/25/10    12/25/08   11/25/07    5/25/06
Payment Windows (mos.)           88         116         82          52          31         17          10


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


Class AF-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.71       1.81       1.22        0.90        0.71       0.57        0.4
Modified Duration (at par)      9.69        1.77       1.19        0.89        0.70       0.57        0.40
First Principal Payment Date   5/25/03    5/25/03     5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
Last Principal Payment Date    4/25/21    3/25/07    12/25/05     4/25/05    10/25/04    7/25/04    2/25/04
Payment Windows (mos.)           216         47         32          24          18         15          10


Class AF-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             21.47       6.22       4.23        3.01        2.12       1.71        1.19
Modified Duration (at par)      15.20       5.51       3.88        2.81        2.02       1.64        1.15
First Principal Payment Date   4/25/21    3/25/07    12/25/05     4/25/05    10/25/04    7/25/04    2/25/04
Last Principal Payment Date    7/25/28    11/25/12   12/25/09     4/25/08    2/25/06     8/25/05    11/25/04
Payment Windows (mos.)           88          69         49          37          17         14          10


Class AF-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.40      15.51       11.16       8.45        6.50       3.87        1.89
Modified Duration (at par)      14.43      10.25       8.13        6.59        5.30       3.33        1.76
First Principal Payment Date   7/25/28    11/25/12   12/25/09     4/25/08    2/25/06     8/25/05    11/25/04
Last Principal Payment Date    8/25/32    12/25/29    7/25/24     9/25/19    4/25/16    11/25/13    6/25/05
Payment Windows (mos.)           50         206         176         138        123         100         8


Class AV-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             16.61       2.76       1.80        1.26        0.97       0.77        0.51
Modified Duration (at par)      14.34       2.65       1.75        1.23        0.95       0.76        0.51
First Principal Payment Date   5/25/03    5/25/03     5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
Last Principal Payment Date   11/25/29    2/25/11     6/25/08     4/25/06    8/25/05     2/25/05    7/25/04
Payment Windows (mos.)           319         94         62          36          28         22          15


Class AV-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             28.33      11.79       7.78        5.53        3.46       2.24        1.48
Modified Duration (at par)      21.44      10.35       7.10        5.17        3.30       2.17        1.44
First Principal Payment Date  11/25/29    2/25/11     6/25/08     4/25/06    8/25/05     2/25/05    7/25/04
Last Principal Payment Date   11/25/32    9/25/22     4/25/16     6/25/12    9/25/09     1/25/06    2/25/05
Payment Windows (mos.)           37         140         95          75          50         12          8


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------


Class M-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.68      10.28       7.09        5.50        4.95       5.46        4.56
Modified Duration (at par)      13.74       7.44       5.57        4.55        4.21       4.62        3.93
First Principal Payment Date   4/25/24    11/25/07    5/25/06     9/25/06    1/25/07     8/25/07    6/25/05
Last Principal Payment Date    9/25/32    3/25/27     3/25/21    11/25/16    1/25/14    12/25/11    8/25/10
Payment Windows (mos.)           102        233         179         123         85         53          63


Class M-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.67      10.22       7.03        5.38        4.61       4.39        3.21
Modified Duration (at par)      12.83       7.15       5.39        4.37        3.87       3.74        2.84
First Principal Payment Date   4/25/24    11/25/07    5/25/06     7/25/06    9/25/06    12/25/06    12/25/05
Last Principal Payment Date    8/25/32    10/25/25    9/25/19     9/25/15    2/25/13     3/25/11    9/25/08
Payment Windows (mos.)           101        216         161         111         78         52          34


Class B-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.66      10.07       6.90        5.25        4.40       3.99        2.86
Modified Duration (at par)      11.76       6.78       5.15        4.17        3.63       3.37        2.51
First Principal Payment Date   4/25/24    11/25/07    5/25/06     6/25/06    7/25/06     8/25/06    9/25/05
Last Principal Payment Date    7/25/32    8/25/23    11/25/17     4/25/14    11/25/11    3/25/10    1/25/08
Payment Windows (mos.)           100        190         139         95          65         44          29


Class B-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.62       9.80       6.70        5.07        4.21       3.76        2.66
Modified Duration (at par)      12.83       7.02       5.25        4.19        3.59       3.27        2.39
First Principal Payment Date   4/25/24    11/25/07    5/25/06     5/25/06    6/25/06     7/25/06    8/25/05
Last Principal Payment Date    3/25/32    12/25/20    9/25/15     8/25/12    7/25/10     2/25/09    4/25/07
Payment Windows (mos.)           96         158         113         76          50         32          21


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    | C-BASS Mortgage Loan Asset-Backed Certificates,
    | Series 2003-CB2                                                    [LOGO]
    | $235,984,000
--------------------------------------------------------------------------------


                                 Rate Cap Table
                                 --------------


--------------------------------------------------------------------------------------------
               AF-1      AV-1 and AV-2      M-1, M-2 and     AV-1 and AV-2       M-1, M-2
               Rate           Rate            B-1 Rate            Rate           and B-1
  Pay Date    Cap(1)         Cap(1)            Cap(1)            Cap(2)        Rate Cap(2)
============================================================================================
  5/25/03      8.59           9.76              7.56              9.76             7.56
  6/25/03      7.00           7.87              7.60              7.87             7.60
  7/25/03      7.28           8.14              7.63              8.16             7.64
  8/25/03      7.10           7.87              7.66              7.90             7.67
  9/25/03      7.15           7.87              7.69              8.28             7.86
 10/25/03      7.45           8.13              7.73              8.57             7.91
 11/25/03      7.25           7.87              7.75              8.30             7.93
 12/25/03      7.56           8.13              7.79              8.57             7.97
  1/25/04      7.36           7.87              7.82              8.30             7.99
  2/25/04      7.41           7.87              7.84              8.31             8.03
  3/25/04      7.97           8.41              7.87              9.04             8.11
  4/25/04      7.51           7.87              7.90              8.46             8.15
  5/25/04      7.78           8.13              7.92              8.75             8.16
  6/25/04      7.59           7.87              7.95              8.46             8.20
  7/25/04      7.87           8.13              7.97              8.75             8.22
  8/25/04      7.65           7.87              7.99              8.48             8.24
  9/25/04      7.69           7.87              8.01              8.62             8.32
 10/25/04      7.98           8.13              8.04              8.92             8.34
 11/25/04      9.11           7.87              8.92              8.63             9.22
 12/25/04      9.41           8.13              8.92              8.92             9.22
  1/25/05      9.11           7.82              8.91             10.08             9.80
  2/25/05      9.11           7.82              8.91             10.09             9.80
  3/25/05     10.08           8.66              8.91             11.33             9.85
  4/25/05      9.11           7.82              8.91             10.25             9.85
  5/25/05       -             8.09              8.91             10.59             9.85
  6/25/05       -             7.82              8.92             10.25             9.85
  7/25/05       -             8.09              8.92             11.69            10.26
  8/25/05       -             7.82              8.92             11.32            10.26
  9/25/05       -             7.82              8.92             11.39            10.28
 10/25/05       -             8.09              8.92             11.77            10.28
 11/25/05       -             7.82              8.93             11.39            10.28
 12/25/05       -             8.07              8.92             11.86            10.31
  1/25/06       -             7.81              8.92             12.55            10.70
  2/25/06       -             7.81              8.93             12.59            10.71
  3/25/06       -             8.64              8.93             13.94            10.71
  4/25/06       -             7.81              8.93             12.59            10.71
  5/25/06       -             8.07              8.93             13.01            10.70
  6/25/06       -             7.81              8.93             12.66            10.72
  7/25/06       -             8.07              8.94             14.18            11.10
  8/25/06       -             7.81              8.94             13.76            11.11
  9/25/06       -             7.81              8.94             13.76            11.10
 10/25/06       -             8.07              8.94             14.22            11.10
 11/25/06       -             7.80              8.94             13.76            11.09
 12/25/06       -             8.06              8.94             14.28            11.11
  1/25/07       -             7.80              8.95             14.05            11.18

--------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                AV-1 and AV-2                            AV-1 and AV-2
                     Rate           M-1, M-2 and              Rate            M-1, M-2 and B-1
  Pay Date          Cap(1)        B-1 Rate Cap(1)            Cap(2)              Rate Cap(2)
================================================================================================
  2/25/07            7.80               8.95                 14.08                  11.19
  3/25/07            8.64               8.95                 15.59                  11.18
  4/25/07            7.80               8.95                 14.08                  11.17
  5/25/07            8.06               8.95                 14.56                  11.17
  6/25/07            7.80               8.95                 14.15                  11.18
  7/25/07            8.06               8.96                 14.62                  11.18
  8/25/07            7.80               8.96                 14.19                  11.18
  9/25/07            7.80               8.96                 14.19                  11.18
 10/25/07            8.06               8.96                 14.66                  11.17
 11/25/07            7.80               8.96                 14.19                  11.16
 12/25/07            8.06               8.97                 14.71                  11.17
  1/25/08            7.80               8.97                 14.24                  11.17
  2/25/08            7.80               8.97                 14.26                  11.17
  3/25/08            8.34               8.97                 15.24                  11.16
  4/25/08            7.80               8.97                 14.26                  11.15
  5/25/08            8.06               8.97                 14.74                  11.15
  6/25/08            7.80               8.98                 14.26                  11.14
  7/25/08            8.06               8.98                 14.74                  11.13
  8/25/08            7.80               8.98                 14.26                  11.13
  9/25/08            7.80               8.98                 14.26                  11.12
 10/25/08            8.06               8.98                 14.74                  11.11
 11/25/08            7.80               8.99                 14.26                  11.11
 12/25/08            8.06               8.99                 14.74                  11.10
  1/25/09            7.80               8.99                 14.26                  11.09
  2/25/09            7.80               8.99                 14.26                  11.09
  3/25/09            8.63               8.99                 15.79                  11.08
  4/25/09            7.80               8.99                 14.26                  11.07
  5/25/09            8.06               9.00                 14.74                  11.07
  6/25/09            7.78               8.99                 14.28                  11.07
  7/25/09            8.04               9.00                 14.76                  11.06
  8/25/09            7.78               9.00                 14.28                  11.05
  9/25/09            7.78               9.00                 14.28                  11.05
 10/25/09            8.04               9.00                 14.76                  11.04
 11/25/09            7.78               9.00                 14.28                  11.03
 12/25/09            8.04               9.00                 14.76                  11.03
  1/25/10            7.78               9.01                 14.28                  11.02
  2/25/10            7.78               9.01                 14.28                  11.02
  3/25/10            8.62               9.01                 15.81                  11.01
  4/25/10            7.78               9.01                 14.28                  11.00
  5/25/10            8.04               9.01                 14.76                  11.00
  6/25/10            7.78               9.01                 14.28                  10.99
  7/25/10            8.04               9.02                 14.76                  10.98
  8/25/10            7.78               9.02                 14.28                  10.98
  9/25/10
 10/25/10
 11/25/10
------------------------------------------------------------------------------------------------

(1) Assumes that the 1 month LIBOR is instantaneously increased to a rate of 1.32% at the Pricing Speed.

(2) Assumes that all the indices are instantaneously increased to a rate of 20.00% at the Pricing Speed.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FICO SCORE

                       Total Balance                  Adjusted Balance[1]         WA   WA    WA  % SFD/  % Owner  % Full  % Cashout
FICO              -----------------------      LTV  -----------------------      LTV  DTI  FICO     PUD     Occ.     Doc       Refi
                          Amount        %                   Amount     %[2]
----------------  --------------  -------   ------  --------------  -------   ------  ---  ----  ------  -------  ------  ---------
FICO NA               200,310.89     0.08%  > 65.0      138,145.40     0.06%   79.15          0  100.00    83.48   16.52      16.52
0 - 499.99          6,080,655.82     2.50%  > 65.0    5,534,158.16     2.27%   86.15        478   97.12    94.36   48.70      58.57
500 - 549.99       38,843,766.47    15.97%  > 70.0   33,221,118.22    13.66%   81.85        527   88.22    96.43   70.73      70.25
550 - 574.99       29,360,012.45    12.07%  > 70.0   25,877,803.87    10.64%   82.90        563   89.08    98.19   74.58      73.72
575 - 599.99       33,737,318.38    13.87%  > 70.0   27,744,472.31    11.40%   82.18        587   91.88    95.98   73.73      70.07
600 - 619.99       23,320,246.69     9.59%  > 70.0   20,146,495.22     8.28%   83.52        610   94.42    96.64   71.12      60.92
620 - 649.99       44,565,675.96    18.32%  > 80.0   27,795,112.32    11.43%   85.39        634   84.66    92.78   63.40      57.87
650 - 679.99       30,454,945.52    12.52%  > 80.0   21,954,790.31     9.02%   87.61        663   84.30    92.60   56.64      53.34
680 - 699.99       12,479,220.00     5.13%  > 85.0    7,969,192.36     3.28%   87.45        688   79.25    80.51   40.88      49.15
700 - 749.99       17,773,492.58     7.31%  > 85.0   12,377,911.05     5.09%   87.95        720   78.70    80.13   54.93      41.78
750 - 799.99        6,415,170.42     2.64%  > 85.0    3,273,582.12     1.35%   84.06        765   76.52    78.32   43.76      35.57
800 +                  51,519.59     0.02%  > 85.0              --     0.00%   46.16        810   49.15    60.09   10.94      10.94
                  --------------  -------   ------  --------------  -------   ------  ---  ----  ------  -------  ------  ---------
TOTAL             243,282,334.77   100.00%          186,032,781.34    76.47%   84.44        612   87.04    92.90   64.54      60.94
-----------------------------------------------------------------------------------------------------------------------------------
   FICO: AVERAGE             612               MIN:            410      MAX:     822
                  --------------                    --------------            ------

DEBT TO INCOME (DTI) RATIO

                       Total Balance                  Adjusted Balance[1]         WA   WA    WA  % SFD/  % Owner  % Full  % Cashout
DTI               -----------------------      LTV  -----------------------      LTV  DTI  FICO     PUD     Occ.     Doc       Refi
                          Amount        %                   Amount     %[2]
----------------  --------------  -------   ------  --------------  -------   ------  ---  ----  ------  -------  ------  ---------
<= 20                             #DIV/0!    < 550                  #DIV/0!
20.001 - 25.00                    #DIV/0!    < 550                  #DIV/0!
25.001 - 30.00                    #DIV/0!    < 575                  #DIV/0!
30.001 - 35.00                    #DIV/0!    < 575                  #DIV/0!
35.001 - 40.00                    #DIV/0!    < 600                  #DIV/0!
40.001 - 45.00                    #DIV/0!    < 625                  #DIV/0!
45.001 - 50.00                    #DIV/0!    < 650                  #DIV/0!
50.001 - 55.00                    #DIV/0!    < 675                  #DIV/0!
55+                               #DIV/0!    < 700                  #DIV/0!
                  --------------  -------   ------  --------------  -------   ------  ---  ----  ------  -------  ------  ---------
TOTAL                          0  #DIV/0!                        0  #DIV/0!
-----------------------------------------------------------------------------------------------------------------------------------
    DTI: AVERAGE                               MIN:                     MAX:

LOAN TO VALUE (LTV) RATIO

                       Total Balance                  Adjusted Balance[1]         WA   WA    WA  % SFD/  % Owner  % Full  % Cashout
LTV               -----------------------      LTV  -----------------------      LTV  DTI  FICO     PUD     Occ.     Doc       Refi
                          Amount        %                   Amount     %[2]
----------------  --------------  -------   ------  --------------  -------   ------  ---  ----  ------  -------  ------  ---------
< 60.00            11,952,726.21     4.91%    > 50                  #DIV/0!    49.77       605   89.19    85.11   68.63      82.69
60.01 - 70.00      17,542,483.67     7.21%    > 50                  #DIV/0!    66.26       600   88.97    90.41    65.8      79.23
70.01 - 80.00      66,149,882.07    27.19%    > 50                  #DIV/0!    77.63       601   85.23    92.31   62.92      63.31
80.01 - 85.00      24,155,244.98     9.93%    > 50                  #DIV/0!    84.03       590   86.93    94.61   60.95      73.84
85.01 - 90.00      49,422,745.05    20.31%    > 50                  #DIV/0!    89.17       622   84.98    90.18   60.48      60.43
90.01 - 95.00      31,039,208.39    12.76%    > 50                  #DIV/0!    94.10       629   84.87    93.55   63.31      41.88
95.01 - 100.00     39,692,730.08    16.32%    > 50                  #DIV/0!    99.32       632   92.06    98.63   75.78       50.3
100+                3,327,314.32     1.37%    > 50                  #DIV/0!   105.50       521   97.25    99.19   38.99       57.7
                  --------------  -------   ------  --------------  -------   ------  ---  ----  ------  -------  ------  ---------
TOTAL             243,282,334.77   100.00%                       0  #DIV/0!    84.44       612   87.04    92.90   64.54      60.94
-----------------------------------------------------------------------------------------------------------------------------------
    LTV: AVERAGE           84.44               MIN:           8.08      MAX:  119.43
                  --------------                    --------------           -------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance.

PRINCIPAL BALANCE

                           Total Balance            WA      WA    WA   % SFD/   % Owner   % Cashout   % Full
Scheduled Principal   ------------------------    FICO     LTV   DTI      PUD       Occ        Refi      Doc
Balance                       Amount         %
-------------------   --------------    ------    ----   -----   ---   ------   -------   ---------   ------
0 - $50K               16,197,062.66      6.66%    601   75.56          93.40     87.62       64.68    71.63
$51 - $200K           146,199,535.66     60.09%    606   85.84          90.06     93.89       58.97    71.90
$200.1 - $300K         41,418,725.44     17.02%    618   84.44          83.82     92.11       63.71    50.22
$300.1 - $400K         21,439,684.19      8.81%    628   84.94          73.96     91.97       56.13    55.93
$400.1 - $500K         15,713,820.82      6.46%    636   80.89          80.33     91.42       68.87    43.38
$500.1 - $600K          1,634,825.48      0.67%    623   78.28          66.99    100.00      100.00       --
$600.1 - $700K            678,680.52      0.28%    558   75.83         100.00    100.00      100.00   100.00
$700.1 - $800K                    --      0.00%
$800.1 - $900K                    --      0.00%
$900.1 - $1000K                   --      0.00%
>$1000K                           --      0.00%
                      --------------    ------    ----   -----   ---   ------   -------   ---------   ------
TOTAL                 243,282,334.77    100.00%    612   84.44          87.04     92.90       60.94    64.54
------------------------------------------------------------------------------------------------------------
 PRINCIPAL BALANCE:          AVERAGE    111,495   MIN:    1708           MAX:   678,681
                                        -------           ----                  -------

DOCUMENTATION TYPE

                              Total Balance           WA      WA    WA   % SFD/   % Owner   % Cashout
Doc Type                 -----------------------    FICO     LTV   DTI      PUD       Occ        Refi
                                 Amount        %
----------------------   --------------   ------    ----   -----   ---   ------   -------   ---------
Full Doc                 157,011,328.17    64.54%    605   84.54          91.01     95.27       68.96
Stated Doc                52,579,677.04    21.61%    634   83.76          76.60     86.60       52.43
Limited Doc                6,866,351.72     2.82%    612   84.97          84.98     94.97       62.31
NINA                      20,317,188.61     8.35%    624   85.13          83.09     89.02       24.69
Other                      6,507,789.23     2.67%    557   84.94          90.34     96.41       47.81
                         --------------   ------    ----   -----   ---   ------   -------   ---------
TOTAL                    243,282,334.77   100.00%    612   84.44          87.04     92.90       60.94

PROPERTY TYPE

                              Total Balance           WA      WA    WA   % Owner   % Cashout   % Full
Property Type            -----------------------    FICO     LTV   DTI       Occ        Refi      Doc
                                 Amount        %
----------------------   --------------   ------    ----   -----   ---   -------   ---------   ------
Single Family            198,080,502.19    81.42%    607   84.39           95.45       63.09    68.51
PUD                       13,681,311.45     5.62%    640   86.78           90.50       36.06    52.49
Townhouse                    168,299.83     0.07%    628   82.76           66.33       19.16    67.93
2 - 4 Family              21,323,490.37     8.76%    636   83.44           70.62       59.86    39.40
Condo                      8,334,101.45     3.43%    633   85.66           92.38       54.51    53.78
Manufactured               1,192,264.66     0.49%    568   79.27          100.00       54.93    72.89
Other                        502,364.82     0.21%    573   74.95           99.26        71.2    51.06
                         --------------   ------    ----   -----   ---   -------   ---------   ------
TOTAL                    243,282,334.77   100.00%    612   84.44           92.90       60.94    64.54

LOAN PURPOSE

                              Total Balance          WA.     WA.    WA   % SFD/   % Owner
Loan Purpose             -----------------------    FICO     LTV   DTI      PUD       Occ
                                 Amount        %
----------------------   --------------   ------    ----   -----   ---   ------   -------
Debt Consolidation                   --     0.00%
Refinance - Cashout      148,250,431.80    60.94%    602   82.44          87.62     94.51
Purchase                  68,373,469.93    28.10%    631   88.76          83.78     88.21
Refinance - Rate Term     26,658,433.04    10.96%    617   84.49          92.20     95.97
Other                                --     0.00%
                         --------------   ------    ----   -----   ---   ------   -------
TOTAL                    243,282,334.77   100.00%    612   84.44          87.04     92.90

LIEN STATUS

                              Total Balance           WA      WA    WA   % SFD/   % Owner   % Cashout
Lien Status              -----------------------    FICO     LTV   DTI      PUD       Occ        Refi
                                 Amount        %
----------------------   --------------   ------    ----   -----   ---   ------   -------   ---------
First Lien               235,999,036.27    97.01%    612   84.32          86.86     92.74       60.51
Second Lien                7,283,298.50     2.99%    617   88.55          92.90     97.91       74.74
Third Lien                                    --    0.00%
TOTAL                    243,282,334.77   100.00%    612   84.44          87.04     92.90       60.94

OCCUPANCY STATUS

                              Total Balance           WA      WA    WA   % SFD/   % Owner   % Cashout
Occupancy Type           -----------------------    FICO     LTV   DTI      PUD       Occ        Refi
                                 Amount        %
----------------------   --------------   ------    ----   -----   ---   ------   -------   ---------
Primary Residence        226,003,292.86    92.90%    608   84.80          89.13    100.00       61.99
Second Home                2,610,610.45     1.07%    622   66.37          92.64        --       58.18
Investment                14,668,431.46     6.03%    661   82.12          53.86        --       45.14
Non-owner                            --     0.00%
Other                                --     0.00%
TOTAL                    243,282,334.77   100.00%    612   84.44          87.04     92.90       60.94

SECTION 32 LOANS

                              Total Balance           WA      WA    WA   % SFD/   % Owner   % Cashout
                         -----------------------    FICO     LTV   DTI      PUD       Occ        Refi
                                 Amount        %
----------------------   --------------   ------    ----   -----   ---   ------   -------   ---------
Section 32 Loans             393,810.12     0.16%    543   69.00          93.93    100.00      100.00
Total

TOP 5 STATES

State                                 %
------------------------------   ------
California                        23.43
Florida                           10.38
Texas                              8.03
New York                           5.36
Illinois                           4.82

TOP 5 ORIGINATORS

Originator                            %
------------------------------   ------
Conseco                           41.46
Encore Credit Corp.               19.87
Master Financial Inc.              9.15
Mtge Investment Lending Assoc.     4.76
Merrill Lynch                      4.34

SERVICER

Servicer                              %
------------------------------   ------
Litton Loan Servicing LP         100.00

1. FICO SCORE - TOTAL POOL

                                         NUMBER OF      AGGREGATE      CURRENT
                                         MORTGAGE       PRINCIPAL      COMBINED
FICO SCORE                                 LOANS         BALANCE         LTV
--------------------------------------   ---------   ---------------   --------
800 - 849                                        3        $51,519.59      46.16%
750 - 799                                       46      6,415,170.42      84.06
700 - 749                                      159     17,773,492.58      87.95
650 - 699                                      343     42,934,165.52      87.56
600 - 649                                      586     67,885,922.65      84.75
550 - 599                                      574     63,097,330.83      82.51
500 - 549                                      390     38,843,766.47      81.85
450 - 499                                       66      5,252,734.16      85.32
400 - 449                                        9        827,921.66      91.43
N/A                                              6        200,310.89      79.16
                                         ---------   ---------------   --------
TOTAL:                                       2,182   $243,282,334.77      84.44%

2. CURRENT COMBINED LTV -TOTAL POOL

                                         NUMBER OF      AGGREGATE
                                         MORTGAGE       PRINCIPAL        FICO
CURRENT COMBINED LTV                       LOANS         BALANCE        SCORE
--------------------------------------   ---------   ---------------   --------
0.01% - 10.00%                                   1        $16,156.80        673
10.01% - 20.00%                                  7         98,801.05        552
20.01% - 30.00%                                 17        651,338.00        600
30.01% - 40.00%                                 35      1,508,871.29        605
40.01% - 50.00%                                 49      2,336,815.26        604
50.01% - 60.00%                                 78      7,340,743.81        607
60.01% - 70.00%                                156     17,542,483.67        600
70.01% - 80.00%                                584     66,149,882.07        601
80.01% - 90.00%                                596     73,577,990.03        612
90.01% - 100.00%                               624     70,731,938.47        630
100.01% - 110.00%                               29      2,864,343.70        524
110.01% - 120.00%                                6        462,970.62        502
                                         ---------   ---------------   --------
TOTAL:                                       2,182   $243,282,334.77        612

3. FICO SCORE - FIXED POOL

                                         NUMBER OF      AGGREGATE      CURRENT
                                         MORTGAGE       PRINCIPAL      COMBINED
FICO SCORE - FIXED POOL                    LOANS         BALANCE         LTV
--------------------------------------   ---------   ---------------   --------
800 - 849                                        3        $51,519.59      46.16%
750 - 799                                       36      5,154,581.31      83.47
700 - 749                                      115     11,596,411.18      88.01
650 - 699                                      238     26,289,781.08      86.35
600 - 649                                      371     35,500,550.09      84.92
550 - 599                                      409     37,371,446.26      84.46
500 - 549                                      264     22,742,418.64      84.07
450 - 499                                       45      3,248,055.11      93.10
400 - 449                                        8        793,296.30      94.00
N/A                                              6        200,310.89      79.16
                                         ---------   ---------------   --------
TOTAL:                                       1,495   $142,948,370.45      85.34%

4. CURRENT COMBINED LTV - FIXED POOL

                                         NUMBER OF      AGGREGATE
                                         MORTGAGE       PRINCIPAL        FICO
CURRENT COMBINED LTV - FIXED POOL          LOANS         BALANCE        SCORE
--------------------------------------   ---------   ---------------   --------
0.01% - 10.00%                                   1        $16,156.80        673
10.01% - 20.00%                                  7         98,801.05        552
20.01% - 30.00%                                 13        415,323.41        625
30.01% - 40.00%                                 29      1,007,518.45        615
40.01% - 50.00%                                 43      1,816,946.63        596
50.01% - 60.00%                                 60      4,573,212.82        632
60.01% - 70.00%                                117     10,696,354.29        603
70.01% - 80.00%                                323     30,938,296.36        612
80.01% - 90.00%                                383     39,971,900.37        613
90.01% - 100.00%                               484     50,086,545.95        622
100.01% - 110.00%                               29      2,864,343.70        524
110.01% - 120.00%                                6        462,970.62        502
                                         ---------   ---------------   --------
TOTAL:                                       1,495   $142,948,370.45        614

1. PERFORMANCE STATUS

PERFORMANCE STATUS                LOAN COUNT       BALANCE       PERCENT OF BALANCE
-------------------------------   ----------   ---------------   ------------------
Current                                2,061   $233,338,314.73                95.91%
30-59 Days Delinquent                     57      4,443,740.59                 1.83
Forbearance - Current                     19      2,243,991.85                 0.92
Bankruptcy - Current                      27      2,011,074.60                 0.83
Forbearance - Delinquent                  10        934,665.72                 0.38
Bankruptcy - Delinquent                    8        310,547.28                 0.13
                                  ----------   ---------------   ------------------
TOTAL:                                 2,182   $243,282,334.77               100.00%

2. PERFORMANCE STATUS - FIXED POOL

PERFORMANCE STATUS - FIXED POOL   LOAN COUNT       BALANCE       PERCENT OF BALANCE
-------------------------------   ----------   ---------------   ------------------
Current                                1,410   $137,703,134.08                96.33%
30-59 Days Delinquent                     48      3,182,477.25                 2.23
Bankruptcy - Current                      15        770,219.05                 0.54
Forbearance - Current                      7        495,222.00                 0.35
Forbearance - Delinquent                   7        486,770.79                 0.34
Bankruptcy - Delinquent                    8        310,547.28                 0.22
                                  ----------   ---------------   ------------------
TOTAL:                                 1,495   $142,948,370.45               100.00%

3. PERFORMANCE STATUS - ARM POOL

PERFORMANCE STATUS - ARM POOL     LOAN COUNT       BALANCE       PERCENT OF BALANCE
-------------------------------   ----------   ---------------   ------------------
Current                                  651    $95,635,180.65                95.32%
Forbearance - Current                     12      1,748,769.85                 1.74
30-59 Days Delinquent                      9      1,261,263.34                 1.26
Bankruptcy - Current                      12      1,240,855.55                 1.24
Forbearance - Delinquent                   3        447,894.93                 0.45
                                  ----------   ---------------   ------------------
TOTAL:                                   687   $100,333,964.32               100.00%

1. DOCUMENTATION - ARM POOL

                                 AGGREGATE        AVERAGE                           WEIGHTED            CURRENT
                                 PRINCIPAL       PRINCIPAL      % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
DOCUMENTATION                     BALANCE         BALANCE      PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
---------------------------   ---------------   ------------   -----------------    --------    -----   --------    ------
Alternate Doc                   $2,596,818.65    $103,872.75                2.59%      8.887%     580      75.81%    5.659%
Full Doc                        61,558,577.30     129,870.42               61.35       8.787      605      83.97     7.079
Limited Doc                      2,752,691.91     183,512.79                2.74       8.222      611      82.66     6.409
No Doc                           2,641,838.34     125,801.83                2.63       8.794      624      82.48     6.490
Stated Income                   30,438,558.75     202,923.73               30.34       8.383      619      82.31     6.513
Streamlined Doc                    345,479.37     172,739.69                0.34       8.302      612      79.43     5.281
                              ---------------   ------------   -----------------    --------    -----   --------    ------
TOTAL:                        $100,333,964.32    $146,046.53              100.00%      8.650%     609      83.16%    6.830%

2. FICO SCORE - ARM POOL

                                 AGGREGATE        AVERAGE                           WEIGHTED            CURRENT
                                 PRINCIPAL       PRINCIPAL      % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
FICO SCORE                        BALANCE         BALANCE      PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
---------------------------   ---------------   ------------   -----------------    --------    -----   --------    ------
780 - 799                         $588,667.35    $196,222.45                0.59%      7.103%     783      95.37%    4.761%
760 - 779                          316,015.69      63,203.14                0.31       9.136      773      75.89     7.626
740 - 759                          853,570.06     121,938.58                0.85       7.457      747      88.56     5.906
720 - 739                        2,377,575.12     139,857.36                2.37       7.737      731      86.47     5.597
700 - 719                        3,301,842.29     150,083.74                3.29       8.467      708      87.93     6.834
680 - 699                        4,836,944.29     161,231.48                4.82       8.426      689      90.45     7.194
660 - 679                        6,544,202.48     181,783.40                6.52       8.444      669      89.89     6.680
640 - 659                       12,402,440.70     151,249.28               12.36       8.602      649      86.38     6.918
620 - 639                       14,627,316.25     144,824.91               14.58       8.568      628       85.2     7.199
600 - 619                       10,618,853.28     149,561.31               10.58       8.741      609      83.34     7.126
580 - 599                       11,844,182.41     166,819.47                11.8       8.601      590      80.48     6.892
560 - 579                       10,555,321.33     144,593.44               10.52       8.627      570      78.73     6.765
540 - 559                        6,638,760.50     147,528.01                6.62       8.728      549      79.77     6.846
520 - 539                        7,405,372.82     123,422.88                7.38       9.032      530       78.8     6.664
500 - 519                        5,383,595.34     128,180.84                5.37       9.270      510      78.01     6.303
480 - 499                        1,228,850.62      94,526.97                1.22       9.405      491      74.37     5.787
460 - 479                          725,461.51     103,637.36                0.72       9.895      471       69.2     6.257
440 - 459                           84,992.28      42,496.14                0.08       9.929      452      62.11     5.685
                              ---------------   ------------   -----------------    --------    -----   --------    ------
TOTAL:                        $100,333,964.32    $146,046.53              100.00%      8.650%     609      83.16%    6.830%

3. CURRENT COMBINED LTV - ARM POOL

                                 AGGREGATE        AVERAGE                           WEIGHTED            CURRENT
                                 PRINCIPAL       PRINCIPAL      % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
CURRENT COMBINED LTV              BALANCE         BALANCE      PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
---------------------------   ---------------   ------------   -----------------    --------    -----   --------    ------
20.01 - 25.00                      $51,452.73     $51,452.73                0.05%      9.875%     664      22.87%    5.625%
25.01 - 30.00                      184,561.86      61,520.62                0.18       7.850      526       27.5     5.761
30.01 - 35.00                       94,280.18      47,140.09                0.09       8.671      653      33.45     4.579
35.01 - 40.00                      407,072.66     101,768.17                0.41       8.702      569      36.66     7.219
40.01 - 45.00                       85,870.91      42,935.46                0.09      10.093      602      41.81     8.498
45.01 - 50.00                      433,997.72     108,499.43                0.43       7.766      637      46.03     6.766
50.01 - 55.00                      229,014.02      76,338.01                0.23       9.883      537      53.02     6.661
55.01 - 60.00                    2,538,516.97     169,234.46                2.53       8.885      568      57.95     6.629
60.01 - 65.00                    2,030,794.06     169,232.84                2.02       8.364      611      62.71     6.334
65.01 - 70.00                    4,815,335.32     178,345.75                 4.8       8.549      591      68.41     6.262
70.01 - 75.00                    9,074,978.74     146,370.62                9.04       8.833      568      73.57     6.411
75.01 - 80.00                   26,136,606.97     131,339.73               26.05       8.587      599      78.94     6.817
80.01 - 85.00                   11,180,939.94     141,530.89               11.14       8.610      584      84.05     6.586
85.01 - 90.00                   22,425,149.72     167,351.86               22.35       8.378      622      89.24     6.683
90.01 - 95.00                    9,113,977.84     154,474.20                9.08       9.057      640      94.34     7.791
95.01 - 100.00                  11,531,414.68     142,363.14               11.49       8.937      658       99.6     7.345
                              ---------------   ------------   -----------------    --------    -----   --------    ------
TOTAL:                        $100,333,964.32    $146,046.53              100.00%      8.650%     609      83.16%    6.830%

4. AGGREGATE PRINCIPAL BALANCE - ARM POOL

                                 AGGREGATE        AVERAGE                           WEIGHTED            CURRENT
                                 PRINCIPAL       PRINCIPAL      % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
AGGREGATE PRINCIPAL BALANCE       BALANCE         BALANCE      PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
---------------------------   ---------------   ------------   -----------------    --------    -----   --------    ------
$1 - $50,000                    $2,080,670.90     $39,257.94                2.07%      9.653%     591      73.58%    7.080%
$50,001 - $100,000              15,967,337.35      74,266.69               15.91       9.177      603      82.51     7.259
$100,001 - $150,000             21,866,115.06     122,157.07               21.79       8.826      605      84.16     6.958
$150,001 - $200,000             15,856,839.76     172,356.95                15.8       8.591      611      84.58     6.969
$200,001 - $250,000             12,810,622.39     224,747.76               12.77       8.410      604      82.68     6.784
$250,001 - $300,000              8,520,183.25     274,844.62                8.49       8.477      621      84.22     6.461
$300,001 - $350,000              7,119,805.46     323,627.52                 7.1       8.667      616      84.24     6.596
$350,001 - $400,000              5,975,531.33     373,470.71                5.96       8.301      602      83.31     6.630
$400,001 - $450,000              4,249,428.15     424,942.82                4.24       7.599      632      82.74     6.024
$450,001 - $500,000              5,208,750.15     473,522.74                5.19       8.167      627      79.64     6.525
$650,001 - $700,000                678,680.52     678,680.52                0.68       8.750      558      75.83     5.750
                              ---------------   ------------   -----------------    --------    -----   --------    ------
TOTAL:                        $100,333,964.32    $146,046.53              100.00%      8.650%     609      83.16%    6.830%

5. PREPAYMENT PENALTY TERM- ARM POOL

                                 AGGREGATE        AVERAGE                           WEIGHTED            CURRENT
                                 PRINCIPAL       PRINCIPAL      % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
PREPAYMENT PENALTY TERM           BALANCE         BALANCE      PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
---------------------------   ---------------   ------------   -----------------    --------    -----   --------    ------
0                              $33,005,903.58    $127,929.86               32.90%      9.145%     601      81.58%    6.576%
12                               2,610,729.91     186,480.71                 2.6       7.890      608       84.3     6.613
24                              45,449,122.53     172,155.77                45.3       8.226      606      81.74     6.639
36                              18,837,362.55     129,023.03               18.77       8.887      631      89.12     7.745
60                                 430,845.75      86,169.15                0.43       9.691      609       86.6     7.748
                              ---------------   ------------   -----------------    --------    -----   --------    ------
TOTAL:                        $100,333,964.32    $146,046.53              100.00%      8.650%     609      83.16%    6.830%

                   NO             3 MONTHS          12 MONTHS         24 MONTHS         36 MONTHS         60 MONTHS
FICO SCORE   PREPAYMENT TERM   PREPAYMENT TERM   PREPAYMENT TERM   PREPAYMENT TERM   PREPAYMENT TERM   PREPAYMENT TERM
----------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
820 - 839         $20,563.66             $0.00             $0.00             $0.00             $0.00             $0.00
800 - 819          30,955.93                 0                 0                 0                 0                 0
780 - 799         540,540.79                 0                 0        186,588.93                 0                 0
760 - 779       1,920,038.32        124,794.86         39,167.31         69,100.44      1,182,744.57         59,795.29
740 - 759       1,770,171.11                 0        308,765.95        424,534.05      2,165,005.75                 0
720 - 739       2,727,903.39                 0                 0        856,349.03      1,788,445.82                 0
700 - 719       3,030,050.50                 0        240,015.64      2,236,196.88      4,518,454.37                 0
680 - 699       4,498,119.96                 0        299,975.30      1,610,927.81      5,984,088.51         86,108.42
660 - 679       6,163,925.81                 0        386,760.74      2,723,091.62      7,797,399.78        167,125.02
640 - 659      10,032,307.50                 0        681,396.18      4,688,631.35     12,674,196.38        158,218.40
620 - 639      12,215,577.02                 0        222,021.49      6,413,719.75     10,246,466.76        449,783.68
600 - 619       9,130,176.79                 0        914,880.74      5,890,920.76      7,285,092.46         99,175.94
580 - 599       9,846,462.00                 0      1,895,487.48      6,479,045.02      7,592,646.21        702,558.87
560 - 579       9,589,137.32                 0      1,544,112.85      5,307,045.44      9,284,444.83      1,039,766.17
540 - 559       7,806,270.58                 0        565,982.92      4,037,606.89      7,641,740.26        359,084.74
520 - 539       7,802,280.29                 0        429,894.51      3,483,130.07      4,745,920.21        186,219.47
500 - 519       5,792,981.68                 0         94,662.02      1,797,918.00      3,154,680.18        762,019.29
480 - 499       2,024,533.49                 0         35,222.37        374,586.25        683,416.32        343,098.08
460 - 479         778,500.00                 0                 0        211,685.30        250,916.25        339,797.40
440 - 459         639,392.19                 0                 0         74,807.14        123,778.82         98,592.32
420 - 439                  0                 0                 0                 0                 0         58,924.23
400 - 419                  0                 0                 0         43,405.66                 0                 0
N/A               200,310.89                 0                 0                 0                 0                 0
             ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
TOTAL:        $96,560,199.22       $124,794.86     $7,658,345.50    $46,909,290.39    $87,119,437.48     $4,910,267.32

FICO SCORE    ALTERNATE DOC       FULL DOC         LIMITED DOC         NO DOC         STATED INCOME    STREAMLINED DOC
----------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
820 - 839              $0.00             $0.00             $0.00        $20,563.66             $0.00             $0.00
800 - 819                  0          5,635.24                 0         25,320.69                 0                 0
780 - 799         112,559.95                 0                 0        325,051.30        289,518.47                 0
760 - 779          59,654.82      1,249,097.53                 0        196,264.26      1,890,624.18                 0
740 - 759                  0      3,111,717.10        113,714.95        224,782.58      1,218,262.23                 0
720 - 739                  0      3,127,123.46        331,356.38        982,157.66        932,060.74                 0
700 - 719                  0      5,082,845.65        687,320.80      1,584,971.57      2,669,579.37                 0
680 - 699                  0      5,102,118.95        199,784.10      1,587,167.37      5,590,149.58                 0
660 - 679                  0      9,672,704.78        230,078.26      1,366,545.14      5,968,974.79                 0
640 - 659         398,608.08     16,562,639.26        548,308.05      2,829,968.26      7,895,226.16                 0
620 - 639         341,018.16     19,272,380.82      1,129,235.62      2,085,962.64      6,718,971.46                 0
600 - 619         333,399.55     16,585,164.70        519,409.53      2,067,615.11      3,436,271.73        378,386.07
580 - 599         494,063.86     19,431,866.55      1,070,280.75      1,115,082.12      4,404,906.30                 0
560 - 579         920,678.06     19,970,999.65        498,105.01      1,255,056.92      4,076,730.86         42,936.11
540 - 559         682,715.27     14,533,070.78        761,448.54      1,269,091.19      3,164,359.61                 0
520 - 539         496,748.05     12,449,053.39        112,192.09      1,063,916.18      2,525,534.84                 0
500 - 519       1,287,855.62      7,860,466.61        203,252.50      1,189,744.54      1,060,941.90                 0
480 - 499         445,202.63      1,473,499.17        350,296.76        812,185.82        379,672.13                 0
460 - 479         401,694.53        814,251.50         73,812.88         41,547.21        249,592.83                 0
440 - 459         112,268.47        630,197.50         37,755.50         48,049.14        108,299.86                 0
420 - 439                  0                 0                 0         58,924.23                 0                 0
400 - 419                  0         43,405.66                 0                 0                 0                 0
N/A                        0         33,089.87                 0        167,221.02                 0                 0
             ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
TOTAL:         $6,086,467.05   $157,011,328.17     $6,866,351.72    $20,317,188.61    $52,579,677.04       $421,322.18

FICO SCORE   ALTERNATE DOC    FULL DOC    LIMITED DOC    NO DOC    STATED INCOME    STREAMLINED DOC    ALL DOCS
----------   -------------    --------    -----------    ------    -------------    ---------------    --------
820 - 839             0.00%       0.00%          0.00%     0.01%            0.00%              0.00%       0.01%
800 - 819             0.00        0.00           0.00      0.01             0.00               0.00        0.01
780 - 799             0.05        0.00           0.00      0.13             0.12               0.00        0.30
760 - 779             0.02        0.51           0.00      0.08             0.78               0.00        1.40
740 - 759             0.00        1.28           0.05      0.09             0.50               0.00        1.92
720 - 739             0.00        1.29           0.14      0.40             0.38               0.00        2.21
700 - 719             0.00        2.09           0.28      0.65             1.10               0.00        4.12
680 - 699             0.00        2.10           0.08      0.65             2.30               0.00        5.13
660 - 679             0.00        3.98           0.09      0.56             2.45               0.00        7.09
640 - 659             0.16        6.81           0.23      1.16             3.25               0.00       11.61
620 - 639             0.14        7.92           0.46      0.86             2.76               0.00       12.15
600 - 619             0.14        6.82           0.21      0.85             1.41               0.16        9.59
580 - 599             0.20        7.99           0.44      0.46             1.81               0.00       10.90
560 - 579             0.38        8.21           0.20      0.52             1.68               0.02       11.00
540 - 559             0.28        5.97           0.31      0.52             1.30               0.00        8.39
520 - 539             0.20        5.12           0.05      0.44             1.04               0.00        6.84
500 - 519             0.53        3.23           0.08      0.49             0.44               0.00        4.77
480 - 499             0.18        0.61           0.14      0.33             0.16               0.00        1.42
460 - 479             0.17        0.33           0.03      0.02             0.10               0.00        0.65
440 - 459             0.05        0.26           0.02      0.02             0.04               0.00        0.38
420 - 439             0.00        0.00           0.00      0.02             0.00               0.00        0.02
400 - 419             0.00        0.02           0.00      0.00             0.00               0.00        0.02
N/A                   0.00        0.01           0.00      0.07             0.00               0.00        0.08
             -------------    --------    -----------    ------    -------------    ---------------    --------
TOTAL:                2.50%      64.54%          2.82%     8.35%           21.61%              0.17%     100.00%

FICO SCORE   ALTERNATE DOC    FULL DOC    LIMITED DOC    NO DOC    STATED INCOME    STREAMLINED DOC    ALL DOCS
----------   -------------    --------    -----------    ------    -------------    ---------------    --------
820 - 839             0.00%       0.00%          0.00%     0.01%            0.00%              0.00%       0.01%
800 - 819                0           0              0      0.01                0                  0        0.01
780 - 799             0.05           0              0      0.13             0.12                  0         0.3
760 - 779             0.02        0.51              0      0.08             0.78                  0         1.4
740 - 759                0        1.28           0.05      0.09              0.5                  0        1.92
720 - 739                0        1.29           0.14       0.4             0.38                  0        2.21
700 - 719                0        2.09           0.28      0.65              1.1                  0        4.12
680 - 699                0         2.1           0.08      0.65              2.3                  0        5.13
660 - 679                0        3.98           0.09      0.56             2.45                  0        7.09
640 - 659             0.16        6.81           0.23      1.16             3.25                  0       11.61
620 - 639             0.14        7.92           0.46      0.86             2.76                  0       12.15
600 - 619             0.14        6.82           0.21      0.85             1.41               0.16        9.59
580 - 599              0.2        7.99           0.44      0.46             1.81                  0        10.9
560 - 579             0.38        8.21            0.2      0.52             1.68               0.02          11
540 - 559             0.28        5.97           0.31      0.52              1.3                  0        8.39
520 - 539              0.2        5.12           0.05      0.44             1.04                  0        6.84
500 - 519             0.53        3.23           0.08      0.49             0.44                  0        4.77
480 - 499             0.18        0.61           0.14      0.33             0.16                  0        1.42
460 - 479             0.17        0.33           0.03      0.02              0.1                  0        0.65
440 - 459             0.05        0.26           0.02      0.02             0.04                  0        0.38
420 - 439                0           0              0      0.02                0                  0        0.02
400 - 419                0        0.02              0         0                0                  0        0.02
N/A                      0        0.01              0      0.07                0                  0        0.08
             -------------    --------    -----------    ------    -------------    ---------------    --------
TOTAL:                2.50%      64.54%          2.82%     8.35%           21.61%              0.17%     100.00%

1. DOCUMENTATION - FIXED POOL

                                  AGGREGATE       AVERAGE                          WEIGHTED            CURRENT
                                  PRINCIPAL      PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED
DOCUMENTATION                      BALANCE        BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV
----------------------------   ---------------   ----------   -----------------    --------    -----   --------
Alternate Doc                    $3,489,648.40   $81,154.61                2.44%      8.999%     534      91.96%
Full Doc                         95,452,750.87    90,907.38               66.77      10.465      605      84.90
Limited Doc                       4,113,659.81    95,666.51                2.88      10.185      612      86.52
No Doc                           17,675,350.27    78,907.81               12.36       8.959      624      85.53
Stated Income                    22,141,118.29   165,232.23               15.49       8.451      655      85.75
Streamlined Doc                      75,842.81    75,842.81                0.05      11.990      619      99.96
                               ---------------   ----------   -----------------    --------    -----   --------
TOTAL:                         $142,948,370.45   $95,617.64              100.00%      9.924%     614      85.34%

2. FICO SCORE - FIXED POOL

                                  AGGREGATE       AVERAGE                          WEIGHTED            CURRENT
                                  PRINCIPAL      PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED
FICO SCORE                         BALANCE        BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV
----------------------------   ---------------   ----------   -----------------    --------    -----   --------
820 - 839                           $20,563.66   $20,563.66                0.01%      8.000%     822      31.16%
800 - 819                            30,955.93    15,477.97                0.02       9.273      802      56.12
780 - 799                           138,462.37    69,231.19                0.10       7.163      784      83.67
760 - 779                         3,079,625.10   162,085.53                2.15       7.465      768      79.73
740 - 759                         3,814,906.80   131,548.51                2.67       8.250      750      90.19
720 - 739                         2,995,123.12   106,968.68                2.10       8.852      732      85.25
700 - 719                         6,722,875.10    92,094.18                4.70       8.826      709      88.40
680 - 699                         7,642,275.71   110,757.62                5.35       8.682      688      85.55
660 - 679                        10,694,100.49   100,887.74                7.48       9.379      668      87.75
640 - 659                        15,832,309.11   117,276.36               11.08       9.213      650      86.71
620 - 639                        14,920,252.45   100,812.52               10.44       9.920      630      84.23
600 - 619                        12,701,393.41    84,115.19                8.89      10.517      611      83.67
580 - 599                        14,672,017.17    87,856.39               10.26      10.872      590      82.65
560 - 579                        16,209,185.28    95,348.15               11.34      10.792      569      86.09
540 - 559                        13,771,924.89    92,429.03                9.63      10.704      549      84.82
520 - 539                         9,242,071.73    80,365.84                6.47      10.943      529      82.06
500 - 519                         6,218,665.83    86,370.36                4.35       9.770      510      85.86
480 - 499                         2,232,005.89    79,714.50                1.56       8.987      491      92.92
460 - 479                           855,437.44    61,102.67                0.60       8.818      470      94.57
440 - 459                           851,578.19    94,619.80                0.60       9.588      446      92.28
420 - 439                            58,924.23    58,924.23                0.04       9.530      439     117.85
400 - 419                            43,405.66    43,405.66                0.03      11.600      410      72.95
N/A                                 200,310.89    33,385.15                0.14      10.825        0      79.15
                               ---------------   ----------   -----------------    --------    -----   --------
TOTAL:                         $142,948,370.45   $95,617.64              100.00%      9.924%     614      85.34%

3. CURRENT COMBINED LTV - FIXED POOL

                                  AGGREGATE       AVERAGE                          WEIGHTED            CURRENT
                                  PRINCIPAL      PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED
CURRENT COMBINED LTV               BALANCE        BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV
----------------------------   ---------------   ----------   -----------------    --------    -----   --------
5.01 - 10.00                        $16,156.80   $16,156.80                0.01%      9.250%     673       8.08%
10.01 - 15.00                        42,427.08    14,142.36                0.03      11.071      584      14.39
15.01 - 20.00                        56,373.97    14,093.49                0.04      11.472      528      17.44
20.01 - 25.00                       209,733.97    34,955.66                0.15      11.007      684      23.61
25.01 - 30.00                       205,589.44    29,369.92                0.14      12.614      564      26.84
30.01 - 35.00                       501,168.87    35,797.78                0.35       9.399      633      32.26
35.01 - 40.00                       506,349.58    33,756.64                0.35       9.773      597      37.45
40.01 - 45.00                       962,144.01    40,089.33                0.67       9.941      606      42.34
45.01 - 50.00                       854,802.62    44,989.61                0.60       9.554      585      47.81
50.01 - 55.00                     1,416,601.19    59,025.05                0.99      10.058      615      53.19
55.01 - 60.00                     3,156,611.63    87,683.66                2.21       8.534      639      58.11
60.01 - 65.00                     4,797,989.86    88,851.66                3.36       8.606      622      63.05
65.01 - 70.00                     5,898,364.43    93,624.83                4.13       9.859      587      68.34
70.01 - 75.00                     7,799,159.40    89,645.51                5.46       9.698      602      73.73
75.01 - 80.00                    23,139,136.96    98,047.19               16.19       9.748      616      79.04
80.01 - 85.00                    12,974,305.04    94,702.96                9.08      10.337      596      84.02
85.01 - 90.00                    26,997,595.33   109,746.32               18.89       9.857      621      89.11
90.01 - 95.00                    21,925,230.55   101,037.93               15.34      10.015      624      94.01
95.01 - 100.00                   28,161,315.40   105,473.09               19.70      10.517      621      99.20
100.01 - 105.00                   2,240,347.13   106,683.20                1.57       8.205      524     102.66
105.01 - 110.00                     623,996.57    77,999.57                0.44       7.961      522     107.21
110.01 - 115.00                     135,595.96    67,797.98                0.09       7.728      508     112.06
115.01 - 120.00                     327,374.66    81,843.67                0.23       8.715      500     119.05
                               ---------------   ----------   -----------------    --------    -----   --------
TOTAL:                         $142,948,370.45   $95,617.64              100.00%      9.924%     614      85.34%

4. DOCUMENTATION FOR LOANS WITH CLTV > 85% - FIXED POOL

                                  AGGREGATE       AVERAGE                          WEIGHTED            CURRENT
DOCUMENTATION FOR LOANS WITH      PRINCIPAL      PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED
CLTV > 85% - FIXED POOL            BALANCE        BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV
----------------------------   ---------------   ----------   -----------------    --------    -----   --------
Alternate Doc                    $2,495,299.68   $108,491.29               3.10%      8.322%     528      98.94%
Full Doc                         52,916,314.43   103,757.48               65.81      10.701      610      94.74
Limited Doc                       2,475,034.24   117,858.77                3.08       9.572      607      93.49
No Doc                           10,812,060.87    85,810.01               13.45       8.778      625      93.90
Stated Income                    11,636,903.57   138,534.57               14.47       8.817      667      94.30
Streamlined Doc                      75,842.81    75,842.81                0.09      11.990      619      99.96
                               ---------------   ----------   -----------------    --------    -----   --------
TOTAL:                          $80,411,455.60   $105,113.01             100.00%     10.062%     618      94.66%

5. DOCUMENTATION - ARM POOL

                                  AGGREGATE        AVERAGE                          WEIGHTED            CURRENT
                                  PRINCIPAL       PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
DOCUMENTATION                      BALANCE         BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
----------------------------   ---------------   -----------   -----------------    --------    -----   --------    ------
Alternate Doc                    $2,596,818.65   $103,872.75                2.59%      8.887%     580      75.81%    5.659%
Full Doc                         61,558,577.30    129,870.42               61.35       8.787      605      83.97     7.079
Limited Doc                       2,752,691.91    183,512.79                2.74       8.222      611      82.66     6.409
No Doc                            2,641,838.34    125,801.83                2.63       8.794      624      82.48     6.490
Stated Income                    30,438,558.75    202,923.73               30.34       8.383      619      82.31     6.513
Streamlined Doc                     345,479.37    172,739.69                0.34       8.302      612      79.43     5.281
                               ---------------   -----------   -----------------    --------    -----   --------    ------
TOTAL:                         $100,333,964.32   $146,046.53              100.00%      8.650%     609      83.16%    6.830%

6. FICO SCORE - ARM POOL

                                  AGGREGATE        AVERAGE                          WEIGHTED            CURRENT
                                  PRINCIPAL       PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
FICO SCORE                         BALANCE         BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
----------------------------   ---------------   -----------   -----------------    --------    -----   --------    ------
780 - 799                          $588,667.35   $196,222.45                0.59%      7.103%     783      95.37%     4.76%
760 - 779                           316,015.69     63,203.14                0.31       9.136      773      75.89     7.626
740 - 759                           853,570.06    121,938.58                0.85       7.457      747      88.56     5.906
720 - 739                         2,377,575.12    139,857.36                2.37       7.737      731      86.47     5.597
700 - 719                         3,301,842.29    150,083.74                3.29       8.467      708      87.93     6.834
680 - 699                         4,836,944.29    161,231.48                4.82       8.426      689      90.45     7.194
660 - 679                         6,544,202.48    181,783.40                6.52       8.444      669      89.89     6.680
640 - 659                        12,402,440.70    151,249.28               12.36       8.602      649      86.38     6.918
620 - 639                        14,627,316.25    144,824.91               14.58       8.568      628      85.20     7.199
600 - 619                        10,618,853.28    149,561.31               10.58       8.741      609      83.34     7.126
580 - 599                        11,844,182.41    166,819.47               11.80       8.601      590      80.48     6.892
560 - 579                        10,555,321.33    144,593.44               10.52       8.627      570      78.73     6.765
540 - 559                         6,638,760.50    147,528.01                6.62       8.728      549      79.77     6.846
520 - 539                         7,405,372.82    123,422.88                7.38       9.032      530      78.80     6.664
500 - 519                         5,383,595.34    128,180.84                5.37       9.270      510      78.01     6.303
480 - 499                         1,228,850.62     94,526.97                1.22       9.405      491      74.37     5.787
460 - 479                           725,461.51    103,637.36                0.72       9.895      471      69.20     6.257
440 - 459                            84,992.28     42,496.14                0.08       9.929      452      62.11     5.685
                               ---------------   -----------   -----------------    --------    -----   --------    ------
TOTAL:                         $100,333,964.32   $146,046.53              100.00%      8.650%     609      83.16%     6.83%

7. CURRENT COMBINED LTV - ARM POOL

                                  AGGREGATE        AVERAGE                          WEIGHTED            CURRENT
                                  PRINCIPAL       PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
CURRENT COMBINED LTV               BALANCE         BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
----------------------------   ---------------   -----------   -----------------    --------    -----   --------    ------
20.01 - 25.00                       $51,452.73    $51,452.73                0.05%      9.875%     664      22.87%     5.63%
25.01 - 30.00                       184,561.86     61,520.62                0.18       7.850      526      27.50     5.761
30.01 - 35.00                        94,280.18     47,140.09                0.09       8.671      653      33.45     4.579
35.01 - 40.00                       407,072.66    101,768.17                0.41       8.702      569      36.66     7.219
40.01 - 45.00                        85,870.91     42,935.46                0.09      10.093      602      41.81     8.498
45.01 - 50.00                       433,997.72    108,499.43                0.43       7.766      637      46.03     6.766
50.01 - 55.00                       229,014.02     76,338.01                0.23       9.883      537      53.02     6.661
55.01 - 60.00                     2,538,516.97    169,234.46                2.53       8.885      568      57.95     6.629
60.01 - 65.00                     2,030,794.06    169,232.84                2.02       8.364      611      62.71     6.334
65.01 - 70.00                     4,815,335.32    178,345.75                4.80       8.549      591      68.41     6.262
70.01 - 75.00                     9,074,978.74    146,370.62                9.04       8.833      568      73.57     6.411
75.01 - 80.00                    26,136,606.97    131,339.73               26.05       8.587      599      78.94     6.817
80.01 - 85.00                    11,180,939.94    141,530.89               11.14       8.610      584      84.05     6.586
85.01 - 90.00                    22,425,149.72    167,351.86               22.35       8.378      622      89.24     6.683
90.01 - 95.00                     9,113,977.84    154,474.20                9.08       9.057      640      94.34     7.791
95.01 - 100.00                   11,531,414.68    142,363.14               11.49       8.937      658      99.60     7.345
                               ---------------   -----------   -----------------    --------    -----   --------    ------
TOTAL:                         $100,333,964.32   $146,046.53              100.00%      8.650%     609      83.16%     6.83%

8. DOCUMENTATION FOR LOANS WITH CLTV > 85% - ARM POOL

                                  AGGREGATE        AVERAGE                          WEIGHTED            CURRENT
DOCUMENTATION FOR LOANS WITH      PRINCIPAL       PRINCIPAL     % OF AGGREGATE      AVERAGE     FICO    COMBINED    GROSS
CLTV > 85% - ARM POOL              BALANCE         BALANCE     PRINCIPAL BALANCE     COUPON     SCORE     LTV       MARGIN
----------------------------   ---------------   -----------   -----------------    --------    -----   --------    ------
Alternate Doc                      $327,970.95   $163,985.48                0.76%     10.114%     600      92.16%     6.75%
Full Doc                         28,001,445.87    142,139.32               65.01       8.845      626      93.60     7.553
Limited Doc                       1,632,796.02    233,256.57                3.79       7.991      622      90.32     6.243
No Doc                              992,232.55    124,029.07                2.30       8.955      680      94.97     5.920
Stated Income                    12,116,096.85    201,934.95               28.13       8.300      658      92.17     6.255
                               ---------------   -----------   -----------------    --------    -----   --------    ------
TOTAL:                          $43,070,542.24   $157,191.76              100.00%      8.672%     636      93.09%     7.10%

1. PRINCIPAL BALANCE LESS THAN $75,000

                         NUMBER OF      AGGREGATE
PRINCIPAL BALANCE        MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
LESS THAN $75,000          LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
1 - 25,000                     120     $2,186,304.25    11.76%   187    605          67.82%        76.18%       89.88%      86.23%
25,001 - 50,000                367     14,010,758.41   10.593    252    600          76.77         70.92        87.27       92.54
50,001 - 75,000                458     28,468,861.48   10.186    308    602          83.64         75.05        93.56       89.06
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                         945    $44,665,924.14    10.39%   284    601          80.71%        73.81%       91.40%      90.01%

2. FICO SCORE LESS THAN 600

                         NUMBER OF      AGGREGATE
FICO SCORE               MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
LESS THAN 600              LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
Not Available                    6       $200,310.89    10.83%   144      0          79.16%        16.52%       83.48%     100.00%
401 - 425                        1         43,405.66   11.600    217    410          72.95        100.00       100.00      100.00
426 - 450                        9        822,271.50    9.275    303    444          91.36         61.42       100.00      100.00
451 - 475                       21      1,395,582.75    9.533    313    467          84.81         63.76        87.04       89.39
476 - 500                       52      4,524,886.65    9.038    321    491          86.59         45.49        94.55       90.57
501 - 525                      160     16,358,517.33    9.698    327    514          80.47         71.18        94.75       83.53
526 - 550                      231     22,603,030.14   10.185    323    539          82.74         71.09        97.94       87.90
551 - 575                      276     30,539,556.24    9.922    332    564          82.78         74.73        98.34       86.98
576 - 600                      296     32,428,658.54    9.866    330    588          82.02         73.61        95.67       88.41
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                       1,052   $108,916,219.70     9.88%   328    553          82.44%        71.55%       96.61%      87.39%

3. DELINQUENT LOANS

                         NUMBER OF      AGGREGATE
                         MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
DELINQUENT LOANS           LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
30-59 days                      75     $5,688,953.59    10.68%   279    568          80.93%        71.13%       82.78%      88.45%
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                          75     $5,688,953.59    10.68%   279    568          80.93%        71.13%       82.78%      88.45%

4. NON-PRIMARY RESIDENCE

                         NUMBER OF      AGGREGATE
                         MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
NON-PRIMARY RESIDENCE      LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
Investor                       141    $14,668,431.46     9.23%   335    661          82.12%        37.86%        0.00%      47.34%
Secondary                       36      2,610,610.45    8.588    242    622          66.37         71.58         0.00       79.46
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                         177    $17,279,041.91     9.13%   321    655          79.74%        42.95%        0.00%      52.19%

5. CASH-OUT REFINANCE

                         NUMBER OF      AGGREGATE
                         MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
CASH-OUT REFINANCE         LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
Equity Refinance             1,330   $148,250,431.80     9.65%   330    602          82.44%        73.04%       94.51%      84.29%
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                       1,330   $148,250,431.80     9.65%   330    602          82.44%        73.04%       94.51%      84.29%

6. CURRENT COMBINED LTV GREATER THAN 80%

                         NUMBER OF      AGGREGATE
CURRENT COMBINED LTV     MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
GREATER THAN 80%           LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
80.01 - 85.00                  216    $24,155,244.98     9.54%   332    590          84.03%        60.95%       94.61%      86.23%
85.01 - 90.00                  380     49,422,745.05    9.186    337    622          89.17         60.48        90.18       78.78
90.01 - 95.00                  276     31,039,208.39    9.734    340    629          94.10         63.31        93.55       79.15
95.01 - 100.00                 348     39,692,730.08   10.058    337    632          99.32         75.78        98.63       83.56
100.01 - 105.00                 21      2,240,347.13    8.205    338    524         102.66         42.03       100.00       90.30
105.01 - 110.00                  8        623,996.57    7.961    330    522         107.21         31.96        95.69      100.00
110.01 - 115.00                  2        135,595.96    7.728    357    508         112.06          0.00       100.00      100.00
115.01 - 120.00                  4        327,374.66    8.715    316    500         119.05         47.71       100.00      100.00
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                       1,255   $147,637,242.82     9.57%   337    619          92.46%        64.78%       94.09%      81.69%

7. NON-FULL DOCUMENTATION

                         NUMBER OF      AGGREGATE
                         MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
NON-FULL DOCUMENTATION     LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
Alternate Doc                   68     $6,086,467.05     8.95%   310    553          85.07%         0.00%       96.87%      83.12%
Limited Doc                     58      6,866,351.72    9.398    331    612          84.97          0.00        94.97       77.02
No Doc                         245     20,317,188.61    8.938    306    624          85.13          0.00        89.02       77.13
Stated Income                  284     52,579,677.04    8.412    351    634          83.76          0.00        86.60       68.34
Streamlined Doc                  3        421,322.18    8.966    316    613          83.12          0.00        89.81      100.00
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                         658    $86,271,006.60     8.66%   336    624          84.27%         0.00%       88.57%      72.30%

8. LOAN INTEREST RATE GREATER THAN 12.00%

                         NUMBER OF      AGGREGATE
LOAN INTEREST RATE       MORTGAGE       PRINCIPAL                                                           % PRIMARY    % SINGLE
GREATER THAN 12.00%        LOANS         BALANCE        WAC      WAM   FICO   CURRENT CLTV    % FULL DOC    RESIDENCE     FAMILY
----------------------   ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
12.001 - 12.500                106     $9,323,037.00    12.31%   333    576          87.18%        77.03%       93.89%      92.68%
12.501 - 13.000                 63      4,791,177.16   12.790    298    589          88.61         87.46        92.22       88.00
13.001 - 13.500                 42      2,823,336.87   13.323    305    593          88.88         98.88        95.86       86.08
13.501 - 14.000                 55      3,314,262.32   13.733    316    592          88.35         85.74        98.54       94.75
14.001 - 14.500                 25      1,435,885.45   14.232    288    575          84.68         92.10       100.00       95.84
14.501 - 15.000                 14        622,564.72   14.706    276    560          82.51         93.66       100.00       96.11
15.501 - 16.000                  3         92,014.12   15.786     70    547          40.03        100.00       100.00       18.12
16.501 - 17.000                  2         37,606.04   16.819    191    572          84.87         65.34       100.00      100.00
                         ---------   ---------------   ------    ---   ----   ------------    ----------    ---------    --------
TOTAL:                         310    $22,439,883.68    12.96%   314    583          87.39%        84.79%       95.07%      91.16%